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JUNE 30, 2001







DAVIS GROWTH OPPORTUNITY FUND

DAVIS FINANCIAL FUND

DAVIS REAL ESTATE FUND

DAVIS CONVERTIBLE SECURITIES FUND

DAVIS GOVERNMENT BOND FUND

DAVIS GOVERNMENT MONEY MARKET FUND

(part of Davis Series Inc.)






[DAVIS FUNDS LOGO]




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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

Dear Fellow Shareholder,

Often I am asked our opinion on the outlook for the stock market. Lately, I have seen a television commercial with a Wall Street executive talking to a room full of anxious customers. He is saying to them, "Take a deep breath and just relax. Investing is about the long term." Now, for the trader, long term may be two hours from now or tomorrow or the day after tomorrow. But for the Davis family, the largest shareholders of our funds, long term investing is generational. In our belief, stocks are the most reliable, proven and liquid wealth-building vehicle available, and we are committed to them.(1)

THE "MYSTERY" COUPON OF STOCKS
Many people get confused about what investing means. In our view, investing is the process of committing funds today to get more money back in the future. When you invest in high-quality bonds like 10-year Treasury securities, you know the coupon in advance. It is printed on the bond certificate. With stocks, you have a mystery coupon. Your rate of return--either positive or negative--will be determined by the dividends you earn and the proceeds you receive when you sell.

While you do not know the mystery coupon with stocks when you start out, clearly you are trying to do better than you could in the risk-free bond market. At the current long-term rate of 6% on high-quality bonds, you would double your money in twelve years. When owning stocks, you have to aim higher than that hurdle. A good way to calculate this is with the Rule of 72. By dividing a particular rate of return into 72, you get the number of years it would take to double your money. For example, if you earn an 8% compound return, you would double your money in nine years. With a 12% compound return, it would only take six years for your money to double.

PREDICTING THE MYSTERY COUPON WITH RESEARCH
The professional method we use to try to predict a stock's mystery coupon and develop conviction for our investment decisions is research. An unknown practitioner once defined research this way: "Research is to see beyond what others have seen, and to think what others have not thought." To see beyond what others have seen, you have to gather information creatively. Then you have to think about that information and distill it into original thought. That is what research is.

Everyone wants to own companies with top fundamentals, which usually means good growth prospects, strong market share, solid balance sheet and an attractive industry outlook. But there are many choices available in different stages of growth, much like human life itself. There are companies still in their childhood, those in adolescence, others in adulthood, and yet others in middle age or at maturity. The very best companies keep reinventing themselves, like a tree growing new branches while the trunk gets larger, stronger and more solid. At the other extreme are companies whose shallow roots and thin branches do not allow them to survive the first storm.

One purpose of our research is to understand the businesses in which we invest and to try to anticipate change for them, either positive or negative. Another purpose is to try to make every decision count. Since our own money is on the line, we want to measure risk as well as reward.(2)

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

INVESTING IN TORTOISES AND HARES
Every investor must find his or her own voice. Some companies and industries make progress like tortoises--slow but steady. Others run like hares--offering faster growth but more volatility. Our philosophy at Davis Selected Advisers is to cast our nets wide to take in an eclectic mix of companies, some tortoises and some hares. The slow pace of the tortoises lets you sleep at night while the fast-moving hares often keep you up at night. So we want a balance between the two.

To put it in terms of a baseball analogy, we do not want to always swing for the fences and go for home runs because that also raises the risks of striking out. We are trying to make every decision count, and we want to stay within our circle of competence. Over the years, we have found that our circle of competence tends to encompass companies growing in the 7-15% range, not the extremely high growers on which most of the market focuses. Some of these companies are like tortoises and some of them are like hares.

Looked at another way, we feel a portfolio is like a flower garden. As portfolio managers, our job is to plant a few new seeds every year and weed out a few mature plants. It is not to uproot the garden. We have a portfolio mix where we hope something will be in bloom all the time, but we do not expect everything to flower all at once.

A TRADING RANGE MARKET
Today, many people are worried about the market outlook because of what they read about the economy. But the economy is broad, diverse and amazingly resilient. In the last 40 years, it has survived a technology collapse in the late 1960s, an auto and steel slump in the 1970s, an oil patch collapse in the 1980s, a real estate depression in the early 1990s and now a dot-com and telecom implosion around the new millennium. So we remain optimistic about the long-term potential of the U.S. economy.

At the same time, we have said for a while that we believe we are in a trading range market in the 10,000-15,000 range. What we are seeing is a kind of tug-of-war between lower interest rates, which favor higher valuations on stocks, and lower earnings, which are unfavorable for growth rates and therefore valuations. The Federal Reserve appears to be trying to put a floor under the market around the low end of that trading range. If evidence surfaces that the economy is turning around, as it normally does in a garden-variety recession with an active Fed, then the market will have a strong rally and perhaps go to new highs.

The point, though, is that we are in the 20th year of a bull market and a study of history suggests that the other long bull market of the past half century lasted about 20 years, from 1949 to 1969. We think that a great deal of P/E expansion has already occurred, and share ownership ratios are higher than they typically are at the start of a major bull market.

In addition, corporate profits have had a long up cycle, which has only recently been punctured. Profits can recover, but whether they can grow as quickly in the next few years is somewhat questionable for several reasons. Companies are facing pricing pressure because of the competitive global economy, as well as rising costs for energy, labor and entitlements. Furthermore, the declining cost of money, which has been a factor in bolstering profits, is probably coming to an end, with interest rates nearer a bottom than a top. All in all, it will take a good deal of research to find companies with the management skill to navigate through these times.

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

A RETURN TO NORMALCY
We are looking for a return to normalcy where the market grows along with corporate profits, rather than at the 15-20% rate of the past decade or so. But, as investors, we should not despair. If you can compound your money at just 6%, it will double in 12 years and quadruple in 24 years. That would put the Dow in the 40,000-50,000 range in one generation.(3) We see no reason why that will not happen for succeeding generations. In fact, the market has been in a trading range for the past two years, and we have successfully deflated the dot-com/telecom bubble without enormous damage to diversified portfolios.

In the future, we would be surprised if we could achieve the mystery coupon of the largest fund managed by Davis Selected Advisers, which has averaged around 14% over the past 30 years. However, we would hope that our research methods applied over the next generation could achieve a mystery coupon that is well above the risk-free rate offered in the bond market.(4) There are opportunities in the market every day, every year. With the long view we have, we should take a deep breath, relax and let our eclectic diversified mix that includes both tortoises and hares carry us forward with confidence.(5)

Sincerely,


/s/ Shelby M.C. Davis


Shelby M.C. Davis
Senior Research Adviser

August 3, 2001

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS FINANCIAL FUND

PERFORMANCE OVERVIEW

The Davis Financial Fund's Class A shares provided a total return on net asset value of (2.34)% for the six-month period and 20.18% for the one-year period ended June 30, 2001.(6) Over the same time periods, the Standard & Poor's 500 Index returned (6.70)% and (14.83)%, respectively.(7)

In the words of Morningstar, "Searching for the best financials fund around? Davis Financial should be on your short list. Managers Chris Davis and Ken Feinberg have done a bang-up job here. With just 35 names and big bets on their top holdings, the fund spotlights their industry knowledge and careful stock picking, which are formidable. Indeed, among diversified financials...it wins the category's best five-year record."(8)


AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS

Q. Could you recap the performance of the Fund and financial stocks during the first half of 2001.

A. After a strong year in 2000 when the fund appreciated 32% while the S&P 500 declined 9%, the Fund was down more than 2% during the first six months of 2001 compared to a decline of nearly 7% in the S&P 500. As portfolio managers and investors in our Fund ourselves, Chris and I believe our performance should be evaluated in two ways, both measured over a holding period of five years or greater. First, how has our Fund performed versus the S&P 500? Second, how does the Fund rank versus its peer group of financial sector funds? We would also encourage shareholders to compare the returns they achieve on an after-tax basis, which captures the turnover in a fund's holdings. Information about after-tax returns used to be difficult, if not impossible, to obtain. The good news is that the SEC will soon require all funds to disclose this information in their prospectuses.

The Fund delivered an average annual total return on net asset value of 21.20% for the five-year period and 21.95% for the ten-year period ended June 30, 2001. Over the same time periods, the S&P 500 generated returns of 14.46% and 15.09%, respectively.

Contrary to conventional wisdom that financial stocks tend to move counter to interest rates, share prices of most financial services companies performed exceedingly well last year despite the fact that the Federal Reserve aggressively raised short-term interest rates to cool off an overheating economy. In the first half of 2001, again contrary to conventional wisdom, most financial stocks declined in price even as the Federal Reserve aggressively lowered short-term interest rates to prevent the U.S. economy from entering a recession (and perhaps a deep one at that). So much for conventional wisdom.

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DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED

Financial stocks have generally been affected as the current economic slowdown in the United States is clearly spreading throughout most of the world. Regardless of whether the U.S. economy is officially in a recession or not, we are certainly in a profits recession where corporate profits are meaningfully lower than in the prior year and some previously fast-growing industries such as technology and telecom now seem mired in a depression. Falling corporate profits have led to significant layoffs at many manufacturing and technology companies. In addition, as I noted above, the S&P was down almost another 7% in the first half after falling 9% in 2000. This decline, however, probably understates the destruction of shareholder wealth as many investors' holdings were concentrated in technology-oriented funds and stocks, which, on average, are down over 60% from their highs reached only last year. More than $5 trillion in savings has been wiped out in a little more than one year. This unwinding of many excesses of the booming economy and roaring stock market of the past decade is a powerful head wind that all companies must fight through at present.

Clearly, this is a difficult time for many financial services companies. Revenue growth is slowing for most firms, and lenders are trying to navigate through rising credit costs as both corporations and consumers find it tougher to meet current interest payments. Despite these issues, which are serious, there are some positives. The Chairman of the Federal Reserve has been very responsive in aggressively lowering short-term interest rates (by 275 basis points year to date) to try to stabilize the economy. Any improvement in the economy should help the fundamentals of most financial services companies. Another piece of good news for most lending companies, but especially for consumer lenders such as Household International, is the immediate benefit of lower funding costs, which improves the spread these companies earn on their loans. This improved spread can materially increase earnings and help offset deteriorating credit trends and rising bankruptcies that are afflicting all lenders today.

We also expect that many of our well managed companies will potentially benefit from this current weak environment by taking market share away from their weaker competitors that are forced to cut back their marketing and investment spending. Similarly, these well run companies with strong balance sheets may be able to acquire entire companies or divisions at attractive prices, cut duplicate expenses and emerge from the downturn even stronger than when they entered it. Economic downturns usually spotlight the truly great companies with outstanding managements and defensible business models. As for those companies that took on excessive risk to show growth during robust economic times, to paraphrase Warren Buffett, you never know who is swimming naked until the tide goes out. We hope in future letters we can report to you that few of our companies were swimming naked.

Q. What holdings were important contributors to the Fund's performance?

A. On the positive side, the biggest contributors to performance were Household International(9), Transatlantic Holdings and Moody's Corporation.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED

We continue to be thrilled with the terrific management job CEO Bill Aldinger and his team have done at Household by improving the company's focus and ability to execute while gaining market share in a profitable, disciplined manner. Following a strong 2000 when earnings increased 17%, during the first half of 2001, revenues were up 17%, earnings were up 15%, credit trends remained remarkably stable, and the company aggressively repurchased its stock to create shareholder value. Household's share price, after increasing 48% in 2000, rose another 26% through mid-July this year.

Our largest holding, Transatlantic Holdings, is a well run reinsurance company that is 60% owned by insurance giant AIG. Transatlantic Holdings continues to benefit from an improving pricing environment and an increase in market share as insurers give more business to those reinsurers with strong balance sheets. Premiums continue to grow at a double-digit rate while the combined ratio should continue to be favorable going forward. Transatlantic's shares were up 13% as of mid-July.

Moody's Corporation, the rating agency, has been generating record earnings, up over 30% this year, as lower interest rates have motivated corporate treasurers to aggressively issue new debt or refinance existing debt. Moody's benefits because investors prefer bonds that have been rated, thereby providing robust revenue opportunities. The growth of the structured finance business globally has also contributed and should help fuel Moody's long-term growth. Moody's shares were up 27% as of mid-July.

On the negative side, our Fund's performance has been hurt by a meaningful decline in American Express, which has felt the impact of the economic slowdown in its two core businesses. The card business has slowed as corporations have dramatically reduced travel and entertainment spending while consumers have increased their charge card spending at a slower pace. In addition, credit costs have risen although they still remain manageable to date. American Express is one of the few financial firms that, due to their interest rate hedging strategy, has yet to benefit from lower funding costs, but those lower costs should help earnings in the second half and in 2002. At the same time, the asset management business has been a significant disappointment as poor decisions on the investment side recently resulted in write-downs of more than $1 billion in the company's high yield portfolio. Clearly, management underestimated the risks they were assuming in the event of an economic downturn when the company purchased these high yield investments only a few years ago. American Express will most likely have flat to slightly lower earnings this year, excluding the investment write-downs. This disappointing performance has driven the share price down 30% as of mid-July and, as the company is our second largest holding, has hurt the Fund's results. Overall, American Express continues to be a well run shareholder-oriented company that should get back on track and deliver solid earnings growth as the economy stabilizes.

Q. What is your outlook for financial stocks?

A. One reason we will always like financial stocks is that financial services is a vast industry that is not very well understood. In addition, companies tend to be undermanaged overall. As investors, this provides us with enormous opportunity if we can uncover those great management teams who, like a fox in a hen house, can take advantage of their weaker competitors by continuously gaining profitable market share and thereby build wealth for shareholders.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED

Long term, Chris and I remain optimistic about the outlook for financial companies. We continue to find well managed companies with valuable consumer and business franchises, strong balance sheets and positive long-term growth opportunities whose business fundamentals remain favorable even in this current environment. While we expect price volatility in financial stocks to continue, we believe carefully selected financial services companies should offer outstanding investment opportunities for our shareholders.(5)


DAVIS GROWTH OPPORTUNITY FUND

PERFORMANCE OVERVIEW

The Davis Growth Opportunity Fund's Class A shares delivered a total return on net asset value of (1.67)% for the six-month period and 1.70% for the one-year period ended June 30, 2001.(6) Over the same time periods, the Standard & Poor's 500 Index returned (6.70)% and (14.83)%, respectively.(7)

According to Morningstar, "Davis Growth Opportunity Fund is one of the best mid-cap funds around....Because the fund casts its net from deep value stocks to reasonably priced tech and health care, it might not fit snugly in a narrow slot in an investor's portfolio. But its broad reach makes it appropriate for use as investors' sole mid-cap fund. Alternatively, it could be used as a wild-card play on good stock-picking."(10)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS, MEMBER OF THE PORTFOLIO MANAGEMENT TEAM

Q. Could you provide some perspective on the Fund's performance so far this year?

A. Partly of a result of its team management, the Davis Growth Opportunity Fund is a difficult fund to categorize. It holds an eclectic combination of companies from industries as varied as biotech to savings and loans. The Fund also invests in companies of any size. Although we expect the Fund over time to have a mid-cap 'center of gravity', we will not exclude potential investments based on market capitalization. We believe, however, that two threads tie the portfolio together. First, the holdings all represent the best ideas of our team of analysts within their respective circles of competence. Second, consistent with the Davis Funds' general philosophy, we believe that all our core holdings are companies that are well managed growing businesses selling at reasonable prices.

One consequence of this group management is that while one area may be in favor and contribute to performance, the chances are good that in any short-term period of time another area will be underperforming. Such was certainly the case in this most recent period as the strong performance of companies such as Golden West Financial(9), Transatlantic Holdings and Apogent was in part held back by the very poor performance of a number of our other holdings, including Tellabs, Taiwan Semiconductor and Agilent.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS, MEMBER OF THE PORTFOLIO MANAGEMENT TEAM
- CONTINUED

It is also interesting that in the first six months of 2001 the performance of many of the holdings in the portfolio--both up and down--has simply been the mirror image of their performance in the last six months of the year 2000. For example, pharmaceutical companies whose shares surged in the later half of d000 all have come down sharply so far this year and, in addition to our holding in Bristol-Myers, we have added Merck and Eli Lilly. We think that such high-quality companies make sense as long-term holdings given their outstanding demographics, strong managements, good products and reasonable if not bargain valuations. Conversely, many companies whose shares suffered mightily in the second half of year 2000, most notably BMC, Lexmark, Symantec and Sealed Air, enjoyed partial reversals in the first half of 2001 with BMC climbing over 43%, Lexmark over 37%, Symantec over 18% and Sealed Air over 26%.

Q.   What are your expectations for the Fund?

A. It is important to draw attention to the fact that the Fund's performance over the last six to eight quarters was helped far more than we would have predicted by our participation in a number of initial public offerings during a time when the public demand, the marketing frenzy and general hype surrounding such hot issues seemed to create an opportunity for our shareholders. While the percent of Fund assets committed was very small and while this type of opportunistic speculation is not characteristic of our long-term approach, a simple study of the supply and demand for these hot issues during the year 2000 created, in our minds, a trading opportunity. While we appreciate the contribution to performance that resulted from this participation, we believe that this opportunity will not repeat itself again soon and thus will not contribute to the Fund's future performance.

In closing, I want to extend my thanks to my fellow team members--Ken Charles Feinberg, Danton Goei, Dwight Blazin, Adam Seessel and Kent Whitaker. Ken often reminds us that success has a thousand fathers and failure is an orphan. I am impressed that this group has heeded Ken's warning and has truly worked together as a team, modest in taking credit and open in admitting mistakes. With such partners it is difficult not to be optimistic about the future, although always with the recognition that the heady returns enjoyed by the market in general and the Davis Growth Opportunity in particular over the last decade are unlikely to repeat as valuations remain high and economic fundamentals continue to weaken.(5)


DAVIS REAL ESTATE FUND

PERFORMANCE OVERVIEW

The Davis Real Estate Fund's Class A shares generated a total return on net asset value of 5.29% for the six-month period and 17.36% for the one-year period ended June 30, 2001.(6) Over the same time periods, the Wilshire Real Estate Securities Index returned 9.80% and 24.59%, respectively.(7) Since the Fund's inception on January 3, 1994, its Class A shares have delivered an average annual total return on net asset value of 11.47% while the average real estate fund tracked by Lipper Analytical Services has returned 9.63%.(7) According to The Value Line Mutual Fund Survey, "Prospective investors seeking real estate exposure have an excellent choice here."(11)

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER

Q. Could you provide some perspective on the real estate industry today?

A. I recently gave a speech entitled "Real Estate Needs a Recession." By that I mean that the real estate industry needs to prove it can weather a tough economic environment in order to persuade investors that the industry has changed fundamentally and is no longer prone to the same problems it faced when the economy moved into recession over a decade ago. This time, in my view, the industry really is different: company balance sheets are strong, managements are good, earnings growth rates are fine and dividends are secure. Once the economy starts to recover, as it inevitably will, perhaps over the next 6 to 12 months, I think that investors will be able to look back at the real estate industry and see an asset class that was able to sustain growth through an economic slowdown. At that point, I believe investors will be willing to pay higher multiples to own real estate companies because they will be perceived more as full-cycle stocks.

Real estate investment trusts (REITs) have continued to perform well this year as earnings have continued to grow nicely, but the companies still trade at multiples of 8 to 9 times earnings. Once investor psychology shifts as I think it could, multiples might expand to 10 to 12 times earnings. Of course, it is impossible to precisely predict if or when this multiple expansion might occur and we are not counting on it in our forecasts for real estate companies. Instead, our focus as always is on earnings growth. However, if multiples do expand, it will provide a nice bonus for shareholders.

Interestingly enough, in the face of a weak equity market and declining interest rates this year, we have seen a flight by individual investors to real estate companies with high dividend yields and away from the type of blue chip, more growth-oriented companies that the Fund owns. Many of the REITs that performed the best in the first half of 2001 are poor quality companies whose dividend yields are high only because their stock prices fell so far last year. I view these companies as old-style REITs that are throwbacks to another real estate era when excessive leverage and the acquisition and development of marginal properties were acceptable business practices. Because of the risks these companies entail, they are not among the Fund's holdings.

Q. What are some recent additions to the Fund's portfolio?

A. In reviewing the Fund's newer investments, I must acknowledge the contribution of my colleague and senior research analyst, Chandler Spears, who joined us late last year from Charles E. Smith Residential, one of the strongest REITs in the industry, and who brings a real world knowledge of the real estate business to the Fund. In particular, Chandler was responsible for drawing my attention to two fine companies that we subsequently added to the portfolio--Post Properties(9), an apartment REIT based in the southeast, and Taubman Centers, an enclosed shopping mall REIT.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

I have admired Post for some time because the company owns high quality, institutional-grade multifamily properties, but I had never invested because the price was too high. Further, Post is one of the few public real estate companies with a tangible franchise value. The Post name is synonymous with luxury apartment living in several major markets in the southeast. In the fourth quarter of 2000, Post announced that earnings results would fall substantially below expectations because it had expanded its development activities into too many markets too quickly. The shares plummeted to such a degree that they were trading at a discount to our estimate of the company's intrinsic value. At the same time, the company laid out what we felt was a viable plan to get growth back on track. This gave the Fund the opportunity to buy a great set of assets at a great price while the company worked to fix its mistakes. Post has already made significant steps in the right direction and we are confident management will turn the situation around.

Turning to Taubman, it focuses primarily on the development of upscale regional malls and owns what are generally characterized as true jewels in the retail business. The best barometer of quality in the retail business is sales per square foot. Taubman's properties generate the highest level of sales per square foot of any public retail real estate company that we know. Over the last few years, Taubman had fallen into disfavor with investors who were concerned about the company's very large development pipeline and instances of development delays and cost overruns at a few projects. Those issues appear to have been resolved and now a number of projects that Taubman has been working on for upwards of 10 years have either opened their doors in the past year or will be opening this year or next. These are premier properties located in areas that have disposable income levels far in excess of the national median and, in some locations, benefit from strong tourist traffic. When we invested in Taubman at the beginning of 2001, the shares were trading at a significant discount to the value we felt the company was about to create and our investment has worked out quite well for the Fund. The company has done a terrific job of opening facilities on schedule and leasing the space to upscale retailers that are consistent with Taubman's image, and its shares are up 28% for the year to date.

Looking at some of the biggest contributors to the Fund's performance last year, Centerpoint Properties, an industrial REIT and one of the Fund's largest positions, is holding up well so far in 2001 while Avalonbay, an apartment REIT, has been a weaker performer. Both of these strong well-run companies continue to offer excellent long-term growth opportunities in our view and remain favored Fund investments.

However, during the first half, we reduced our holdings in Boston Properties, an office REIT, and used the proceeds to add to the Fund's position in Equity Office Properties. While the Fund has enjoyed good returns on its investment in Boston Properties, we were concerned about the company's exposure in certain markets such as northern Virginia and California and felt it was sensible to take some profits. At the same time, we saw an opportunity in Equity Office Properties to buy a good collection of assets at an attractive price.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

Q. What is your outlook for real estate?

A. If you look at the performance of the companies in the Fund's portfolio over the last few years, it is clear that our shareholders would have enjoyed even better returns if we had been able to own the real estate held by these companies rather than their publicly traded stock. The earnings growth has been there. The dividend yields have been there. The problem has been investor psychology, which has caused stock price fluctuations. That public perception is what must change for these companies to be awarded the valuations we think they deserve.

As I began by noting, I think that real estate companies are continuing to gain greater respect with investors as they demonstrate their ability to maintain growth and dividends through an economic slowdown and that respect could eventually translate into higher price/earnings multiples for these stocks. However, looking realistically at the market, real estate indexes are nearing highs they haven't approached in four years. So while the future may not yet be fully reflected in these companies' share prices, multiple expansion is not something on which we are banking. At the same time, we are comfortable that we have built a solid portfolio of well managed, all-weather real estate companies capable of generating steadily increasing rental income and solid returns on capital over different economic cycles. If multiples on these stocks also expand, that will be icing on the cake.(5)


DAVIS CONVERTIBLE SECURITIES FUND

PERFORMANCE OVERVIEW

The Davis Convertible Securities Fund's Class A shares delivered a total return on net asset value of (0.87)% for the six-month period and (8.84)% for the one-year period ended June 30, 2001.(6) Over the same time periods, the average convertible securities fund tracked by Lipper Analytical Services returned (5.11)% and (10.65)%, respectively.(7) Since the Fund's inception on May 1, 1992, its Class A shares have generated an average annual total return on net asset value of 12.06%. According to Morningstar, "This fund is a good choice for investors looking for a less-volatile convertible fund....as this fund remains one of the least-volatile options in the convertible-bond category."(12)

AN INTERVIEW WITH ANDREW A. DAVIS AND JASON A. VOSS, PORTFOLIO MANAGERS

Q. Could you provide some perspective on the performance of the convertible securities market and the Fund so far this year?

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS AND JASON A. VOSS, PORTFOLIO MANAGERS - CONTINUED

A. This has been a year that has tested the concept of convertible securities as a good defensive investment for uncertain times and, by and large, the convertible market and the Fund has held up relatively well. Convertible securities combine features of both stocks and bonds. Lower interest rates have boosted the value of the bond component of convertibles this year, providing a safety net in the face of declining equity prices, which have put a damper on convertibles' equity component.

Significantly, the convertible market like the NASDAQ market is heavily weighted toward technology and telecommunications, with those industries comprising more than 40% of the total convertibles universe at one point last year. The ability of the overall convertibles market to hold its own this year is particularly noteworthy given the fact that many technology and telecommunications stocks are down 50%, 60% or more.

Also of note, while the new issue market for convertibles has been strong in 2001, the Fund has not participated in any of these offerings because Jason and I felt that either the convertible itself or the underlying company was not attractive. Ideally, with convertibles, you want to receive as large a yield as possible while paying as small a premium as you can over the price at which the securities are convertible into common stock. The convertible issues coming to market in the first half of the year carried huge premiums and relatively low yields, which is a poor combination. Still, we are beginning to see opportunities in names that we like and view the market going forward with cautious optimism.

Q. What are some of the Fund's major investment themes?

A. Jason and I believe that the power theme will be a strong one over the next five to ten years, on both the supply and the demand side of the equation. When most people think of power, they think of the energy business or utilities whereas we look at power in a much broader way. For example, one company we have added to the portfolio this year is AES.(9) While AES is in fact a utility, it is not your traditional utility. The company operates worldwide, bidding for public assets such as power plants and power lines that are being privatized by governments around the globe in order to unlock their value. One reason we find AES so attractive is that it operates globally, not just in the United States, and we believe the demand for power will outstrip population growth and economic growth worldwide. In addition, consistent with the Davis Funds' investment philosophy, AES is a well managed, growing business with a reasonable valuation.

Another play on the power theme and a recent addition to our portfolio is Quanta Services, an outsourcing company that installs equipment for utility, cable and telephone companies. For example, if a phone company needs to install DSL equipment, Quanta Services can do the job without the phone company having to retrain its work force or buy new trucks just for that purpose. We expect Quanta to be a beneficiary of the growing demand for power because, on average, 40% of its business has come from utilities over the last three years. That means the company's services should be in demand as new utility facilities are built and power lines need replacing.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS AND JASON A. VOSS, PORTFOLIO MANAGERS - CONTINUED

Another theme that we continue to like and that has worked well for us this year is real estate. The real estate companies the Fund owns have decent earnings growth, attractive dividend yields and very reasonable valuations. Despite the common notion that real estate companies are extremely sensitive to the economy, we think they are much less sensitive than most people imagine because they have contracts with their tenants that might run from one day for hotel chains up to 10 years for shopping mall operators. In our minds, real estate companies generally have the same defensive characteristics as convertibles. That is, they tend to hold up well or even rise when the overall stock market drops and to respond well to interest rate declines, which is what we have seen happen this year.

Q. Are there other Fund holdings you would like to discuss?

A. It is always instructive to look again at companies featured in the prior year's shareholder reports. One such company is Six Flags, one of the largest theme park owners in the country, which has a solid record of acquiring and turning around troubled amusement parks. Although the company's share price declined significantly in the year 2000, we remained bullish on the company's ability to achieve strong growth in profit margins and earnings. So far in 2001 the company's shares have climbed more than 12%, which is a quicker snapback than we had expected.

Another favorite holding singled out in last year's reports is American Tower, which constructs, leases and services wireless communications towers. The stock scored good gains last year but has declined dramatically in 2001 because growth in the cellular business has slowed relative to expectations. Still, Jason and I remain confident that in five years time the cellular business will have increased in size, not shrunk in size--and, in our opinion, cellular usage does not even have to grow phenomenally in order for American Tower to do well. Once a tower is built every new carrier such as AT&T that is added to the tower essentially drops pure cash flow straight to the bottom line--making it a "lease-up" game similar to real estate. Moreover, American Tower is well situated to benefit from growth in the cellular industry not only in the United States but also in Canada, Mexico and South America.

Q. What is your outlook for convertibles?

A. Although we are not in the business of making economic predictions, interest rates will not go down forever and the economy will start to recover at some point, perhaps in the last half of 2001 or the first half of 2002. Our investment approach tends to be more equity sensitive in the first place, and we are positioning the portfolio for even greater equity sensitivity because as the economy recovers, interest rates will ratchet back up and equity values, not bond values, will be the driving force in the convertibles market.

While we expect a generally favorable environment for convertibles, selectivity will continue to be important, and that suits the research-oriented, long-term Davis investment discipline. Jason and I believe the Fund is well positioned to benefit from an economic recovery, are comfortable with the companies we own and confident that the investment themes emphasized in the portfolio will do well over the longer term.(5)

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

DAVIS GOVERNMENT BOND FUND

PERFORMANCE OVERVIEW

The Davis Government Bond Fund's Class A shares provided a total return on net asset value of 2.23% for the six-month period and 9.48% for the one-year period ended June 30, 2001.(6) Over the same time periods, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index returned 3.17% and 9.79%, respectively.(7)

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER

Q. What key factors influenced the performance of the bond market in the first half of the year?

A. The Federal Reserve Board aggressively lowered short-term interest rates six times in the first half of 2001, from 6.50% to 3.75%. This dramatic shift in rates over such a short period of time reflected growing concerns that the risks are now tilted more heavily toward economic weakness than inflation. Uncertainty continues to grip the markets as investors wonder just how much the economy will slow and when the effect of interest rate cuts and tax cuts will take hold and stimulate a rebound in economic growth. Normally, it takes about 6 to 12 months for the impact of interest rate decreases to be felt.

In this environment, mortgage-backed securities and corporate bonds have been the market's top performing sectors and the short end of the yield curve has outperformed the longer end. This is in contrast to the fourth quarter of 2000 when long-term Treasuries outperformed the rest of the fixed-income markets.

One reason corporates and mortgages have performed well this year is that their yield spread over U.S. Treasuries widened so substantially last year that investors saw good opportunities in those sectors. Another reason is that interest rate cutting by the Fed is helping to alleviate fears about the extent of deteriorating business conditions. As a result of this greater investor demand for corporate and mortgage-backed securities, spreads have narrowed--that is, interest rates or yields on these securities have declined and their prices have therefore risen. (In the fixed-income markets, as interest rates drop, prices of fixed-income securities generally rise and vice versa.)

Shorter term securities have been performing better than longer term securities because short-term rates have been falling faster than long-term rates. For example, in December you could buy one-year Treasuries to yield above 6%; today you would be hard-pressed to get a yield of around 4% on one-year Treasuries. Whereas if you look at the longer end of the market, yields on 10-year and 30-year Treasuries have risen slightly since December. This suggests to us that investors believe inflation may reemerge at some point in the future and are requiring compensation for that in the form of higher yields on long-term issues.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER - CONTINUED

Q. How have you managed the Fund in this environment?

A. The Fund does not invest in corporate bonds, but we do invest in mortgages. In the first six months of 2001, we added to the Fund's position in mortgage-backed securities such as Ginnie Maes(9), Fannie Maes and Freddie Macs. In the process, we picked up some of that yield spread over Treasuries, thereby adding to the income stream of the portfolio. We have also diversified the mortgage portion of the portfolio across different coupons, ranging from higher coupon premium mortgages down to lower coupon discount mortgages.

By increasing the Fund's mortgage exposure, we have brought the portfolio more in line with our investing universe, which is exclusively the government market--including Treasuries, agencies and mortgages. At midyear, the Fund's portfolio was invested 53% in mortgages, 18% in Treasuries, 26% in agencies and 3% in cash and other assets. This asset mix reflects the growing percentage of the government bond market attributable to mortgages.

Our secondary strategy is to keep our longer term exposure exclusively in Treasuries and our shorter term exposure in agencies. In other words, we own agencies with maturities of five years and less and Treasuries with maturities of 10 years and more, while the average life of our mortgage holdings falls in the middle range. At midyear, the weighted average effective maturity of the portfolio (taking into account bond call features and the average life of mortgage-backed securities) was 7.46 years.

We are focusing our longer term exposure on Treasuries in order to avoid what is known as spread risk. Every bond in the fixed-income market is priced at some spread to Treasury securities of comparable maturity. In order to avoid the risk of spreads widening or tightening (meaning prices on non-Treasuries would fall or rise) in the long end of the market, our strategy is to own only Treasuries in the long end and take our risks in the shorter end of the market where volatility tends to be less.

Owning long-term Treasuries maintains the duration of the Fund's portfolio and helps offset the impact of mortgage prepayments on the average life of mortgage-backed securities. As interest rates fall, more mortgages tend to be prepaid, shortening the average life of mortgage-backed securities, and as interest rates rise, mortgage prepayment rates tend to decline, lengthening the average life of mortgage securities.

Q. What is your overall investment approach?

A. Our goal is to create a portfolio well diversified across different sectors and maturities that is more neutral to market moves while allowing investors to participate in the returns and security of U.S. government bonds. Specifically, by emphasizing investments in the intermediate range of the bond maturity spectrum, the Fund seeks to smooth out performance and provide stability in a variety of market climates. The Fund offers potentially higher monthly income than most short-term investments and can be an excellent means of balancing equity holdings with fixed-income securities of the highest credit quality. As such, it can provide a strong foundation for any long-term investment plan.(5)

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

This Semi-Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of the Davis Series Funds, which contains more information about risks, charges and expenses. Please read the prospectus carefully before investing or sending money.

(1) Historically, common stocks have outperformed both bonds and cash. There can be no assurance that investing in equities will continue to build wealth in the future.

(2) Davis Funds manage risk by adherence to a strict price discipline. Equity markets are volatile and there can be no assurance that investors will earn a profit. An equity fund's net asset value per share will fluctuate and an investor in the fund may lose money.

(3) This is a hypothetical example and not a prediction of how any Davis Fund will perform in the future.

(4) Past performance is not a guarantee of future results. There can be no guarantee that any fund will outperform the bond market or that an investor will make money.

(5) Davis Funds investment professionals make candid statements and observations regarding individual companies, economic conditions, and market conditions. However, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Davis Funds' investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

Davis Financial Fund concentrates its investments in the financial sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the financial sector more than a fund that does not concentrate its portfolio.

Davis Growth Opportunity Fund concentrates its investments in companies with small and medium market capitalizations and it may be subject to greater risks than a fund that invests primarily in large capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Davis Real Estate Fund concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a fund that does not concentrate its portfolio.

Davis Real Estate Fund is allowed under its charter to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund's portfolio in a few companies, the Fund's investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

Davis Convertible Securities Fund concentrates its investments in convertible securities, which have characteristics of both equity and debt securities and present the risks of both common stock ownership and bond ownership. The Fund may invest up to 35% of its net assets in debt securities with low ratings, known as "high-yield, high-risk debt securities."

(6) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for Class A shares for the periods ended June 30, 2001.

(Without a 4.75% sales charge taken into consideration)
 -------------------------------- ------------------ ------------------ ----------------- ---------------------
 FUND NAME                        1 YEAR             5 YEAR             10 YEAR           INCEPTION
 -------------------------------- ------------------ ------------------ ----------------- ---------------------
 Davis Financial                  20.18%             21.20%             21.95%            21.89% - 05/01/91
 -------------------------------- ------------------ ------------------ ----------------- ---------------------
 Davis Real Estate                17.36%             10.56%             NA                11.47% - 01/03/94
 -------------------------------- ------------------ ------------------ ----------------- ---------------------
 Davis Convertible Securities     (8.84)%            10.91%             NA                12.06% - 05/01/92
 -------------------------------- ------------------ ------------------ ----------------- ---------------------
 Davis Growth Opportunity*        1.70%              16.22%             NA                19.25% - 12/01/94
 -------------------------------- ------------------ ------------------ ----------------- ---------------------
 Davis Government Bond            9.48%              5.34%              NA                5.69% - 12/01/94
 -------------------------------- ------------------ ------------------ ----------------- ---------------------

(With a 4.75% sales charge taken into consideration)
 -------------------------------- ------------------ ------------------ ----------------- ---------------------
 FUND NAME                        1 YEAR             5 YEAR             10 YEAR           INCEPTION
 -------------------------------- ------------------ ------------------ ----------------- ---------------------
 Davis Financial                  14.46%             20.02%             21.36%            21.32% - 05/01/91
 -------------------------------- ------------------ ------------------ ----------------- ---------------------
 Davis Real Estate                11.77%             9.49%              NA                10.75% - 01/03/94
 -------------------------------- ------------------ ------------------ ----------------- ---------------------
 Davis Convertible Securities     (13.16)%           9.84%              NA                11.47% - 05/01/92
 -------------------------------- ------------------ ------------------ ----------------- ---------------------
 Davis Growth Opportunity*        (3.13)%            15.09%             NA                18.37% - 12/01/94
 -------------------------------- ------------------ ------------------ ----------------- ---------------------
 Davis Government Bond            4.24%              4.31%              NA                4.91% - 12/01/94
 -------------------------------- ------------------ ------------------ ----------------- ---------------------

Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Davis Funds Shareholder Services at 1-800-279-0279.

* Favorable investments in initial public offerings (IPOs) have helped produce short-term returns in some periods that are not typical and may not continue in the future.

(7) The definitions of indices and averages quoted in this report appear below. Investments cannot be made directly in either the indices or averages.

I. The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

II. Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is capitalization-weighted. The beginning date was January 1, 1978, and the Index is rebalanced monthly and returns are calculated on a buy and hold basis.

III. Lipper Analytical Services' investment performance, rankings and comparisons are based on total returns unadjusted for commissions.

IV. The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is a recognized unmanaged index of U.S. Government Securities performance.

(8) Source: Morningstar Mutual Fund Reports, December 18, 2000.

(9) See each Fund's Schedule of Investments for a detailed list of portfolio holdings.

(10) Source: Morningstar Mutual Fund Reports, January 29, 2001.

(11) Source: Value Line Reports, June 5, 2001.

(12) Source: Morningstar Mutual Fund Reports, April 12, 2001.

Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 (Unaudited)
DAVIS GROWTH OPPORTUNITY FUND

                                                                                                      VALUE
SHARES                                       SECURITY                                               (NOTE 1)
==============================================================================================================
COMMON STOCK - (96.27%)

   ADVERTISING AGENCIES - (2.77%)
       500,000  WPP Group PLC..................................................................  $   4,929,272
                                                                                                 -------------
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (4.93%)
        50,000  Bank One Corp. ................................................................      1,790,000
       109,000  Golden West Financial Corp. ...................................................      7,002,160
                                                                                                 -------------
                                                                                                     8,792,160
                                                                                                 -------------
   BUILDING MATERIALS - (1.11%)
        40,000  Martin Marietta Materials, Inc. ...............................................      1,979,600
                                                                                                 -------------
   ELECTRONICS - (5.76%)
       300,000  Agere Systems Inc., Class A*...................................................      2,250,000
        60,000  Agilent Technologies, Inc.*....................................................      1,950,000
       145,000  Hynix Semiconductor Inc. GDR*..................................................      1,558,750
        76,000  Molex Inc. ....................................................................      2,777,420
       242,200  Taiwan Semiconductor Manufacturing Co. Ltd.* ..................................        450,212
        84,000  Taiwan Semiconductor Manufacturing Co. Ltd. ADR* ..............................      1,275,960
                                                                                                 -------------
                                                                                                    10,262,342
                                                                                                 -------------
   ENERGY - (5.98%)
        70,000  EOG Resources, Inc. ...........................................................      2,488,500
       100,000  Kinder Morgan, Inc. ...........................................................      5,025,000
        55,000  Phillips Petroleum Co. ........................................................      3,135,000
                                                                                                 -------------
                                                                                                    10,648,500
                                                                                                 -------------
   FINANCIAL SERVICES - (11.71%)
       103,000  Capital One Financial Corp. ...................................................      6,180,000
        47,500  Dun & Bradstreet Corp.*........................................................      1,339,500
        36,000  Household International, Inc. .................................................      2,401,200
       120,000  KPMG Consulting Inc.*..........................................................      1,842,600
        95,000  Moody's Corp. .................................................................      3,182,500
       100,000  Providian Financial Corp. .....................................................      5,920,000
                                                                                                 -------------
                                                                                                    20,865,800
                                                                                                 -------------
   FOOD/BEVERAGE & RESTAURANT - (3.62%)
        40,000  Diageo PLC ADR.................................................................      1,758,000
       100,000  Wm. Wrigley Jr. Co. ...........................................................      4,685,000
                                                                                                 -------------
                                                                                                     6,443,000
                                                                                                 -------------
   HOTELS & MOTELS - (2.13%)
        80,000  Marriott International, Inc., Class A..........................................      3,787,200
                                                                                                 -------------
   INDUSTRIAL - (3.70%)
        75,000  Rockwell International Corp. ..................................................      2,859,000
       100,000  Sealed Air Corp.* .............................................................      3,725,000
                                                                                                 -------------
                                                                                                     6,584,000
                                                                                                 -------------
   INVESTMENT FIRMS - (4.03%)
       214,000  Stilwell Financial, Inc. ......................................................      7,181,840
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 (Unaudited)
DAVIS GROWTH OPPORTUNITY FUND - CONTINUED

                                                                                                      VALUE
SHARES                                       SECURITY                                               (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   LIFE INSURANCE - (1.47%)
        83,000  AFLAC Inc. ....................................................................  $   2,613,670
                                                                                                 -------------
   MEDICAL INSTRUMENTS - (4.16%)
       301,000  Apogent Technologies Inc.*.....................................................      7,404,600
                                                                                                 -------------
   MULTI-LINE INSURANCE - (1.33%)
        60,000  Cincinnati Financial Corp. ....................................................      2,375,400
                                                                                                 -------------
   MULTI-MEDIA - (2.54%)
       112,000  Belo Corp., Class A............................................................      2,110,080
         5,000  Entravision Communications Corp., Class A*.....................................         61,500
        34,000  E.W. Scripps Co., Class A .....................................................      2,346,000
                                                                                                 -------------
                                                                                                     4,517,580
                                                                                                 -------------
   PHARMACEUTICALS  & HEALTH CARE - (10.54%)
        63,000  Bristol-Myers Squibb Co. ......................................................      3,294,900
        70,000  Eli Lilly and Co. .............................................................      5,180,000
       140,000  IMS Health Inc. ...............................................................      3,990,000
        67,000  Merck & Co., Inc. .............................................................      4,281,970
        42,000  Vertex Pharmaceuticals Inc.*...................................................      2,021,880
                                                                                                 -------------
                                                                                                    18,768,750
                                                                                                 -------------
   PROPERTY/CASUALTY INSURANCE - (0.98%)
        50,000  FPIC Insurance Group, Inc.* ...................................................        653,000
         5,600  Markel Corp.*..................................................................      1,100,400
                                                                                                 -------------
                                                                                                     1,753,400
                                                                                                 -------------
   RACE TRACKS - (3.27%)
        42,500  International Speedway Corp., Class A..........................................      1,784,787
       160,000  Speedway Motorsports, Inc.*....................................................      4,033,600
                                                                                                 -------------
                                                                                                     5,818,387
                                                                                                 -------------
   REINSURANCE - (5.68%)
        42,000  Everest Re Group, Ltd. ........................................................      3,141,600
        57,000  Transatlantic Holdings, Inc. ..................................................      6,983,070
                                                                                                 -------------
                                                                                                    10,124,670
                                                                                                 -------------
   RETAILING - (2.37%)
       105,000  Amazon.com, Inc.* .............................................................      1,485,225
       300,000  Trans World Entertainment Corp.*...............................................      2,745,000
                                                                                                 -------------
                                                                                                     4,230,225
                                                                                                 -------------
   TECHNOLOGY - (11.25%)
        51,000  Advent Software, Inc.* ........................................................      3,190,050
       101,000  BMC Software, Inc.*............................................................      2,276,540
        72,000  Lexmark International, Inc.*...................................................      4,842,000
        77,000  NCR Corp.*.....................................................................      3,619,000
       100,000  Riverstone Networks, Inc.*.....................................................      1,989,500
        95,000  Symantec Corp.*                                                                      4,123,475
                                                                                                 -------------
                                                                                                    20,040,565
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 (Unaudited)
DAVIS GROWTH OPPORTUNITY FUND - CONTINUED

                                                                                                      VALUE
SHARES/PRINCIPAL                              SECURITY                                               (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   TELECOMMUNICATIONS - (6.94%)
        75,000  Cox Communications, Inc., Class A*............................................. $    3,322,500
       106,000  Hearst-Argyle Television, Inc.* ...............................................      2,120,000
        60,000  IDT Corp.*.....................................................................        810,000
        60,000  IDT Corp., Class B*............................................................        660,000
       157,000  Tellabs, Inc.*                                                                       3,045,015
       140,000  TyCom, Ltd.*...................................................................      2,408,000
                                                                                                --------------
                                                                                                    12,365,515
                                                                                                --------------

                           Total Common Stock - (identified cost $151,612,023).................    171,486,476
                                                                                                --------------

PREFERRED STOCK - (0.23%)
       117,647  LogicVision, Inc. Pfd., Class I* (b) - (identified cost $1,000,000)............        410,588
                                                                                                --------------

SHORT TERM INVESTMENTS - (2.58%)
$    4,596,000  Nomura Securities International, Inc. Repurchase Agreement, 4.15%,
                     07/02/01, dated 06/29/01, repurchase value of $4,597,589
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $4,687,920) - (identified cost $4,596,000).............      4,596,000
                                                                                                --------------


                Total Investments - (99.08%) - (identified cost $157,208,023) - (a)............    176,493,064
                Other Assets Less Liabilities - (0.92%)........................................      1,645,614
                                                                                                --------------
                        Net Assets - (100%).................................................... $  178,138,678
                                                                                                ==============

*Non-Income Producing Security

(a) Aggregate cost for Federal Income Tax purposes is $157,208,023. At June 30,
2001 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:
                Unrealized appreciation........................................................ $   34,415,379
                Unrealized depreciation.......................................................     (15,130,338)
                                                                                                --------------
                        Net unrealized appreciation ........................................... $   19,285,041
                                                                                                ==============

(b) Restricted Security. See Note 7 of the Notes to Financial Statements.






SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 (Unaudited)
DAVIS GOVERNMENT BOND FUND

                                                                                                      VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================
MORTGAGES - (53.09%)

   FANNIE MAE - MORTGAGE POOLS - (16.38%)
$      694,944    5.50%, 02/01/09 Pool No. 252317..............................................  $     684,089
     2,675,849    7.50%, 04/01/29 Pool No. 323645..............................................      2,739,401
     1,955,234    7.00%, 04/01/31 Pool No. 535817..............................................      1,965,010
     1,972,646    6.50%, 05/01/31 Pool No. 578867..............................................      1,940,591
                                                                                                 -------------
                        Total Fannie Mae - (identified cost $7,346,226)........................      7,329,091
                                                                                                 -------------

   FREDDIE MAC - MORTGAGE POOLS - (13.89%)
     3,953,394    5.50%, 03/01/16 Pool No. E00960..............................................      3,822,458
     2,296,266    8.00%, 07/01/27 Pool No. G00738..............................................      2,390,275
                                                                                                 -------------
                       Total Freddie Mac - (identified cost $6,292,098)........................      6,212,733
                                                                                                 -------------

   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
    MORTGAGE POOLS - (22.82%)
     1,987,959    7.50%, 06/20/28 Pool No. 2605   .............................................      2,030,819
       916,237    6.00%, 12/20/28 Pool No. 2687   .............................................        883,601
     1,413,911    8.00%, 08/20/29 Pool No. 2799   .............................................      1,458,986
     1,903,956    7.00%, 12/20/30 Pool No. 3010   .............................................      1,912,885
     3,984,381    6.50%, 04/20/31 Pool No. 3068   .............................................      3,925,851
                                                                                                 -------------
                        Total GNMA - (identified cost $10,173,478).............................     10,212,142
                                                                                                 -------------

                        Total Mortgages - (identified cost $23,811,802)........................     23,753,966
                                                                                                 -------------

U.S. TREASURY BONDS - (14.33%)
     1,000,000    7.25%, 05/15/16..............................................................      1,140,200
       750,000    8.125%, 08/15/19.............................................................        934,875
     2,000,000    6.125%, 11/15/27.............................................................      2,061,360
     2,400,000    5.50%, 08/15/28..............................................................      2,276,376
                                                                                                 -------------
                        Total U.S. Treasury  Bonds- (identified cost $6,366,703)...............      6,412,811
                                                                                                 -------------

U.S. TREASURY NOTES - (4.12%)
     1,800,000    5.75%, 08/15/10 - (identified cost $1,796,548)...............................      1,842,102
                                                                                                 -------------
GOVERNMENT AGENCY - (26.09%)
     3,000,000    Fannie Mae, 6.92%, 11/08/05..................................................      3,078,150
     1,500,000    Fannie Mae, 7.125%, 03/15/07.................................................      1,604,265
     2,000,000    Federal Home Loan Bank, 5.125%, 01/13/03.....................................      2,020,880
     1,750,000    Federal Home Loan Bank, 6.375%, 11/14/03.....................................      1,817,935
     1,000,000    Federal Home Loan Bank, 6.875%, 08/15/05.....................................      1,051,540
     2,000,000    Freddie Mac, 7.375%, 05/15/03................................................      2,098,680
                                                                                                 -------------
                        Total Government Agency - (identified cost $11,462,129)................     11,671,450
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 (Unaudited)
DAVIS GOVERNMENT BOND FUND - CONTINUED

                                                                                                      VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================

SHORT TERM INVESTMENTS - (2.07%)
$      928,000    Nomura Securities International, Inc. Repurchase Agreement, 6.45%,
                     07/02/01, dated 06/29/01, repurchase value of $928,321
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $946,560) - (identified cost $928,000).................  $     928,000
                                                                                                 -------------



                  Total Investments - (99.70%) - (identified cost $44,365,182) (a).............     44,608,329
                  Other Assets Less Liabilities - (0.30%)......................................        132,058
                                                                                                 -------------
                           Net Assets - (100%) ................................................  $  44,740,387
                                                                                                 =============


(a) Aggregate cost for Federal Income Tax purposes is $44,365,182. At June 30,
2001 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation......................................................  $     408,629
                  Unrealized depreciation......................................................       (165,482)
                                                                                                 -------------
                           Net unrealized appreciation.........................................  $     243,147
                                                                                                 =============








SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 (Unaudited)
DAVIS GOVERNMENT MONEY MARKET FUND

                                                                                                      VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================

FANNIE MAE - (12.85%)
$   16,000,000    6.85%, 07/13/01..............................................................  $  16,008,055
     4,000,000    6.89%, 08/03/01..............................................................      4,007,705
     1,550,000    5.94%, 09/04/01..............................................................      1,552,359
     3,055,000    4.625%, 10/15/01.............................................................      3,042,580
    11,000,000    3.79%, 12/03/01 (b)..........................................................     11,001,805
    12,600,000    6.625%, 01/15/02.............................................................     12,764,446
    10,000,000    7.50%, 02/11/02..............................................................     10,203,629
     3,000,000    5.375%, 03/15/02.............................................................      3,016,555
     1,300,000    6.70%, 05/06/02..............................................................      1,327,636
                                                                                                 -------------
                           Total Fannie Mae - (identified cost $62,924,770)....................     62,924,770
                                                                                                 -------------

FEDERAL FARM CREDIT BANK - (6.60%)
       300,000    6.00%, 11/15/01..............................................................        301,283
    20,000,000    3.90%, 04/02/02 (b)..........................................................     20,000,000
     4,000,000    3.90%, 04/02/02 (b)..........................................................      4,000,000
     8,000,000    4.20%, 05/21/02..............................................................      8,000,000
                                                                                                 -------------
                           Total Federal Farm Credit Bank - (identified cost $32,301,283)......     32,301,283
                                                                                                 -------------

FEDERAL HOME LOAN BANK - (37.83%)
     8,000,000    6.875%, 07/03/01.............................................................      8,000,901
       400,000    5.88%, 07/06/01..............................................................        400,113
     8,000,000    3.78%, 07/17/01 (b)..........................................................      7,999,790
     1,000,000    6.495%, 08/09/01.............................................................      1,001,835
     5,625,000    5.50%, 08/13/01..............................................................      5,630,063
     6,000,000    3.79%, 08/15/01 (b)..........................................................      5,999,779
       875,000    5.875%, 08/15/01.............................................................        875,895
    20,000,000    3.873%, 08/17/01 (b).........................................................     19,998,241
     2,680,000    5.58%, 08/17/01..............................................................      2,681,695
     1,000,000    5.75%, 08/27/01..............................................................      1,001,060
       165,000    4.66%, 10/15/01..............................................................        164,148
     1,800,000    7.78%, 10/19/01..............................................................      1,815,276
     1,000,000    6.26%, 10/29/01..............................................................        999,200
    25,000,000    3.86%, 11/08/01 (b)..........................................................     24,997,379
       100,000    6.375%, 11/08/01.............................................................        100,533
    22,000,000    3.971%, 11/09/01 (b).........................................................     22,006,759
     3,000,000    6.00%, 11/15/01..............................................................      3,012,346
     1,000,000    4.975%, 11/23/01.............................................................        994,636
       190,000    6.12%, 12/21/01..............................................................        189,741
     5,425,000    4.875%, 01/22/02.............................................................      5,425,329
    27,845,000    6.75%, 02/01/02..............................................................     28,143,211
     5,000,000    5.05%, 02/05/02..............................................................      5,000,963
    12,000,000    6.75%, 02/15/02..............................................................     12,115,658
    10,255,000    5.125%, 02/26/02.............................................................     10,278,766

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 (Unaudited)
DAVIS GOVERNMENT MONEY MARKET FUND - CONTINUED

                                                                                                      VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================

FEDERAL HOME LOAN BANK - CONTINUED
$    1,175,000    5.25%, 04/25/02..............................................................  $   1,186,462
     4,000,000    4.02%, 06/28/02..............................................................      4,000,000
     4,000,000    4.03%, 06/28/02..............................................................      4,000,000
     1,000,000    3.90%, 07/03/02..............................................................      1,000,000
     6,000,000    6.875%, 07/18/02.............................................................      6,190,192
                                                                                                 -------------
                           Total Federal Home Loan Bank - (identified cost $185,209,971).......    185,209,971
                                                                                                 -------------

FREDDIE MAC - (8.34%)
    18,000,000    3.63%, 09/21/01 (b)..........................................................     17,997,265
     2,685,000    4.75%, 12/14/01..............................................................      2,684,242
    10,000,000    5.50%, 05/15/02..............................................................     10,149,093
    10,000,000    4.30%, 06/06/02..............................................................     10,000,000
                                                                                                 -------------
                           Total Freddie Mac - (identified cost $40,830,600)...................     40,830,600
                                                                                                 -------------

SALLIE MAE - (15.32%)
    20,000,000    3.971%, 07/24/01 (b).........................................................     19,999,721
    26,500,000    3.951%, 07/25/01 (b).........................................................     26,500,402
     4,000,000    3.901%, 08/08/01 (b).........................................................      3,999,800
     1,500,000    3.951%, 08/14/01 (b).........................................................      1,499,983
     4,000,000    3.881%, 09/17/01 (b).........................................................      3,999,669
    10,000,000    3.901%, 09/28/01 (b).........................................................     10,001,008
     1,000,000    3.901%, 10/26/01 (b).........................................................        999,894
     8,000,000    3.951%, 02/26/02 (b).........................................................      8,000,965
                                                                                                 -------------
                           Total Sallie Mae - (identified cost $75,001,442)...................      75,001,442
                                                                                                 -------------

TENNESSEE VALLEY AUTHORITY - (0.04%)
       200,000    5.28%, 09/14/01, Ser. E  - (identified cost $199,539)........................        199,539
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 (Unaudited)
DAVIS GOVERNMENT MONEY MARKET FUND - CONTINUED

                                                                                                      VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================

REPURCHASE AGREEMENTS - (14.53%)
$   71,107,000    Nomura Securities International, Inc. Repurchase Agreement, 4.15%,
                     07/02/01, dated 06/29/01, repurchase value of $71,131,591
                     (collateralized by: U.S. Government obligations in a pooled cash account, total market value $72,529,140) - (identified cost $71,107,000)...........  $  71,107,000
                                                                                                 -------------


                  Total Investments - (95.51%) - (identified cost $467,574,605) - (a)..........    467,574,605
                  Other Assets Less Liabilities - (4.49%)......................................     21,995,448
                                                                                                 -------------
                           Net Assets - (100%).................................................  $ 489,570,053
                                                                                                 =============

(a) Aggregate cost for Federal Income Tax Purposes is $467,574,605.

(b) The interest rates on floating rate securities, shown as of June 30, 2001, may change daily or less frequently and are based on indices of market interests rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.











SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 (Unaudited)
DAVIS FINANCIAL FUND

                                                                                                      VALUE
SHARES                                       SECURITY                                               (NOTE 1)
==============================================================================================================
COMMON STOCK - (101.26%)

   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (8.25%)
       123,000    Bank One Corp. ..............................................................  $   4,403,400
        90,000    Fifth Third Bancorp..........................................................      5,404,950
       503,700    Golden West Financial Corp. .................................................     32,357,688
         9,307    Julius Baer Holding Ltd., Class B............................................     35,822,264
       458,004    Lloyds TSB Group PLC.........................................................      4,589,225
       180,000    State Street Corp. ..........................................................      8,908,200
       309,330    Wells Fargo & Co. ...........................................................     14,362,192
                                                                                                 -------------
                                                                                                   105,847,919
                                                                                                 -------------
   BUILDING MATERIALS - (1.66%)
       429,900    Martin Marietta Materials, Inc...............................................     21,275,751
                                                                                                 -------------
   CONSUMER PRODUCTS - (5.78%)
     1,460,000    Philip Morris Cos., Inc. ....................................................     74,095,000
                                                                                                 -------------
   DATA PROCESSING - (2.63%)
       525,000    First Data Corp. ............................................................     33,731,250
                                                                                                 -------------
   DIVERSIFIED - (3.23%)
           597    Berkshire Hathaway Inc., Class A*............................................     41,431,800
                                                                                                 -------------
   DIVERSIFIED MANUFACTURING - (5.40%)
     1,270,000    Tyco International Ltd. .....................................................     69,215,000
                                                                                                 -------------
   FINANCIAL SERVICES - (35.91%)
     2,299,000    American Express Co. ........................................................     89,201,200
       720,000    Capital One Financial Corp. .................................................     43,200,000
       337,500    Charles Schwab Corp. ........................................................      5,163,750
       853,333    Citigroup Inc. ..............................................................     45,090,116
     1,619,850    Dun & Bradstreet Corp.*......................................................     45,679,770
     1,039,500    Household International, Inc. ...............................................     69,334,650
       875,000    KPMG Consulting Inc.* .......................................................     13,435,625
       500,000    MBNA Corp....................................................................     16,475,000
     1,701,700    Moody's Corp. ..............................................................      57,006,950
     1,285,000    Providian Financial Corp. ...................................................     76,072,000
                                                                                                 -------------
                                                                                                   460,659,061
                                                                                                 -------------
   INDUSTRIAL  - (2.32%)
       799,000    Sealed Air Corp.*............................................................     29,762,750
                                                                                                 -------------
   INSURANCE BROKERS  - (1.62%)
       594,100    Aon Corp. ...................................................................     20,793,500
                                                                                                 -------------
   INVESTMENT FIRMS - (4.83%)
       287,900    Morgan Stanley Dean Witter & Co. ...........................................      18,491,817
     1,296,000    Stilwell Financial, Inc. ...................................................      43,493,760
                                                                                                 -------------
                                                                                                    61,985,577
                                                                                                 -------------
   LIFE INSURANCE - (2.04%)
     1,100,000    Sun Life Financial Services of Canada........................................     26,126,334
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 (Unaudited)
DAVIS FINANCIAL FUND - CONTINUED

                                                                                                      VALUE
SHARES                                       SECURITY                                               (NOTE 1)
==============================================================================================================
COMMON STOCK  - CONTINUED

   MULTI-LINE INSURANCE - (8.42%)
       316,796    American International Group, Inc. ......................................... $    27,244,456
       897,500    Cincinnati Financial Corp...................................................      35,532,025
       854,500    Horace Mann Educators Corp. ...............................................       18,414,475
       416,200    Loews Corp. ................................................................      26,815,766
                                                                                               ---------------
                                                                                                   108,006,722
                                                                                               ---------------
   PROPERTY/CASUALTY INSURANCE- (1.70%)
       337,300    FPIC Insurance Group, Inc.*.................................................       4,405,138
        88,200    Markel Corp.*...............................................................      17,331,300
                                                                                               ---------------
                                                                                                    21,736,438
                                                                                               ---------------
   REINSURANCE - (9.48%)
       378,600    Everest Re Group, Ltd. .....................................................      28,319,280
       761,700    Transatlantic Holdings, Inc.................................................      93,315,867
                                                                                               ---------------
                                                                                                   121,635,147
                                                                                               ---------------
   TECHNOLOGY  - (2.22%)
       424,000    Lexmark International, Inc.*................................................      28,514,000
                                                                                               ---------------
   TELECOMMUNICATIONS - (3.19%)
     1,510,000    Tellabs, Inc.* .............................................................      29,286,450
       675,500    TyCom, Ltd.* ...............................................................      11,618,600
                                                                                               ---------------
                                                                                                    40,905,050
                                                                                               ---------------
   WHOLESALE  - (2.58%)
       807,000    Costco Wholesale Corp.* ....................................................      33,139,455
                                                                                               ---------------

                           Total Common Stock - (identified cost $926,304,850)................   1,298,860,754
                                                                                               ---------------


                  Total Investments - (101.26%) - (identified cost $926,304,850) - (a)........   1,298,860,754
                  Liabilities Less Other Assets - (1.26%).....................................     (16,150,879)
                                                                                               ---------------
                           Net Assets - (100%) ............................................... $ 1,282,709,875
                                                                                               ===============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $926,304,850. At June 30,
2001 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation..................................................... $   443,305,361
                  Unrealized depreciation.....................................................     (70,749,457)
                                                                                               ---------------
                           Net unrealized appreciation........................................ $   372,555,904
                                                                                               ===============



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 (Unaudited)
DAVIS CONVERTIBLE SECURITIES FUND

                                                                                                      VALUE
SHARES/PRINCIPAL                                 SECURITY                                           (NOTE 1)
==============================================================================================================
CONVERTIBLE PREFERRED STOCK - (36.72%)

   DIVERSIFIED (REITS) - (5.49%)
       400,000    General Growth Properties, 7.25%, 07/15/08,  Cum. Conv. Pfd. ................  $  10,260,000
        21,700    Vornado Realty Trust, 6.50%, Ser. A Conv. Pfd. ..............................      1,195,670
                                                                                                 -------------
                                                                                                    11,455,670
                                                                                                 -------------
   ENERGY - (8.04%)
        56,600    AES Trust III, 6.75%, 10/15/29, Conv. Pfd. ..................................      3,905,400
       264,200    Kerr-McGee Corp. (Convertible into Devon Energy),
                        5.50%, 08/02/04, Conv. Pfd. ...........................................     12,866,540
                                                                                                 -------------
                                                                                                    16,771,940
                                                                                                 -------------
   HOTELS - (0.56%)
        27,900    Host Marriott Financial Trust, 6.75%, 12/02/26,  Ser. 144A Conv. Pfd. (b)....      1,161,337
                                                                                                 -------------
   INDUSTRIAL - (4.65%)
       242,900    Sealed Air Corp., $2.00,  04/01/18, Ser. A Cum. Conv. Pfd....................      9,703,855
                                                                                                 -------------
   MULTI-FAMILY HOUSING (REITS) - (2.57%)
       171,500    Equity Residential Properties Trust, 7.00%, Ser. E Conv. Pfd. ...............      5,359,375
                                                                                                 -------------
   OFFICE/INDUSTRIAL (REITS) - (6.22%)
       230,000    Reckson Assoc. Realty, 7.625%, Ser. A Cum. Conv. Pfd. .......................      5,324,500
       240,000    SL Green Realty Corp., 8.00%, 04/15/08, Cum. Conv. Pfd. .....................      7,656,000
                                                                                                 -------------
                                                                                                    12,980,500
                                                                                                 -------------
   RENTAL AUTO/EQUIPMENT - (0.59%)
        32,400    United Rentals Trust I, 6.50%, 08/01/28, Conv. Pfd. .........................      1,235,250
                                                                                                 -------------
   RESORTS/THEME PARKS - (2.94%)
       201,000    Six Flags, Inc., 7.25%, 08/15/09, Cum. Conv. Pfd. ...........................      6,140,550
                                                                                                 -------------
   RETAIL - (2.00%)
        89,000    Kmart Financing I, 7.75%, 06/15/16, Conv. Pfd. ..............................      4,183,000
                                                                                                 -------------
   TELECOMMUNICATIONS - (1.96%)
       124,960    Crown Castle International Corp., 6.25%, 08/15/12, Conv. Pfd. ...............      4,092,440
                                                                                                 -------------
   TRANSPORTATION - (1.70%)
        63,000    Canadian National Railway Co., 5.25%, 06/30/29, Conv. Pfd. ..................      3,546,900
                                                                                                 -------------

                           Total Convertible Preferred Stock - (identified cost $71,661,790)...     76,630,817
                                                                                                 -------------

CONVERTIBLE BONDS - (27.02%)

   COMMERCIAL SERVICES - (0.99%)
$    2,800,000    Quanta Services, Inc., Conv. Sub Notes, 4.00%, 07/01/07......................      2,058,000
                                                                                                 -------------
   ELECTRONICS - (4.09%)
     3,400,000    Burr-Brown Corp. (Convertible into Texas Instruments),
                        Conv. Sub. Notes, 4.25%, 02/15/07......................................      3,901,500
     3,200,000    International Rectifier Corp., Conv. Sub. Notes, 4.25%, 07/15/07.............      2,516,000

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 (Unaudited)
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED

                                                                                                      VALUE
PRINCIPAL/SHARES                                 SECURITY                                           (NOTE 1)
==============================================================================================================
CONVERTIBLE BONDS - CONTINUED

   ELECTRONICS - CONTINUED
$    2,700,000    International Rectifier Corp., Ser. 144A Conv. Sub. Notes,
                      4.25%, 07/15/07 (b)......................................................  $   2,122,875
                                                                                                 -------------
                                                                                                     8,540,375
                                                                                                 -------------
   ENERGY - (1.42%)
     4,929,000    Valhi Inc. (Convertible into Halliburton),
                      Conv. Sub. Deb., Zero Cpn., 10/20/07 (c).................................      2,969,722
                                                                                                 -------------
   FINANCIAL SERVICES - (4.73%)
    10,600,000    Exchangeable Certificate Corp. (Convertible into American Express),
                         Ser. 144A, 0.625%, 03/02/05 (b).......................................      9,354,500
       500,000    Providian Financial Corp., Conv. Notes, 3.25%, 08/15/05                              516,250
                                                                                                 -------------
                                                                                                     9,870,750
                                                                                                 -------------
   INSURANCE - (3.00%)
     6,095,000    American International Group, Inc., Conv. Notes, 0.5%, 05/15/07..............      6,254,994
                                                                                                 -------------
   REAL ESTATE DEVELOPMENT - (4.84%)
     9,500,000    EOP Operating LP, Ser. 144A, Conv. Notes, 7.25%, 11/15/08 (b)................     10,093,750
                                                                                                 -------------
   TECHNOLOGY - (1.96%)
     8,199,000    Hewlett-Packard Co., Conv. Sub. Notes, Zero Cpn., 10/14/17 (c)...............      4,099,500
                                                                                                 -------------
    TELECOMMUNICATIONS - (3.85%)
     7,800,000    American Tower Corp., Ser. 144A, Conv. Notes, 6.25%, 10/15/09 (b)............      8,034,000
                                                                                                 -------------
   WHOLESALE - (2.14%)
     4,500,000    Costco Wholesale Corp., Conv. Sub. Notes, Zero Cpn., 08/19/17 (c)............      4,460,625
                                                                                                 -------------

                  Total Convertible Bonds - (identified cost $58,062,877)......................     56,381,716
                                                                                                 -------------

COMMON STOCK  - (30.54%)

   BUILDING MATERIALS - (1.13%)
        94,606    Masco Corp. .................................................................      2,361,366
                                                                                                 -------------
   COMMERCIAL SERVICES - (0.46%)
        43,400    Quanta Services, Inc.* ......................................................        956,536
                                                                                                 -------------
   DIVERSIFIED FINANCIAL SERVICES - (3.84%)
       151,621    Citigroup, Inc. .............................................................      8,011,654
                                                                                                 -------------
   DIVERSIFIED (REITS) - (5.71%)
       305,200    Vornado Realty Trust.........................................................     11,915,008
                                                                                                 -------------
   ELECTRONICS - (0.30%)
        19,489    Aglient Technologies Inc.*...................................................        633,392
                                                                                                 -------------
   ENERGY - (1.12%)
        65,526    Halliburton Co. .............................................................      2,332,743
                                                                                                 -------------
   FINANCIAL SERVICES - (2.09%)
       112,650    American Express Co. ........................................................      4,370,820
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 (Unaudited)
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   MULTI-MEDIA - (3.89%)
       152,218    News Corp. Ltd., ADR.........................................................  $   5,654,899
        76,109    News Corp. Ltd., ADR PRF.....................................................      2,465,932
                                                                                                 -------------
                                                                                                     8,120,831
                                                                                                 -------------
   OFFICE /INDUSTRIAL (REITS) - (1.67%)
        58,156    Centerpoint Properties Corp. ................................................      2,919,431
        17,770    Equity Office Properties Trust...............................................        562,065
                                                                                                 -------------
                                                                                                     3,481,496
                                                                                                 -------------
   RENTAL AUTO/EQUIPMENT - (0.60%)
        48,000    United Rentals, Inc.*........................................................      1,245,600
                                                                                                 -------------
   SHOPPING CENTERS (REITS) - (0.20%)
        33,333    Mid-Atlantic Realty Trust....................................................        416,662
                                                                                                 -------------
   TECHNOLOGY - (5.75%)
       102,200    Hewlett -Packard Co. ........................................................      2,922,920
        58,000    Intel Corp. .................................................................      1,695,050
       103,000    SAP AG-ADR...................................................................      3,614,270
       119,532    Texas Instruments Inc. ......................................................      3,765,258
                                                                                                 -------------
                                                                                                    11,997,498
                                                                                                 -------------
   TELECOMMUNICATIONS - (0.07%)
         9,527    Crown Castle International Corp.*............................................        156,243
                                                                                                 -------------
   THEME PARKS - (2.33%)
       230,748    Six Flags, Inc.* ............................................................      4,854,938
                                                                                                 -------------
   TRANSPORTATION - (0.69%)
        35,600    Canadian National Railway Co. ...............................................      1,441,800
                                                                                                 -------------
   WHOLESALE - (0.69%)
        35,000    Costco Wholesale Corp.*......................................................      1,437,275
                                                                                                 -------------

                           Total Common Stock - (identified cost $48,264,744)..................     63,733,862
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 (Unaudited)
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED

                                                                                                      VALUE
PRINCIPAL                                        SECURITY                                           (NOTE 1)
==============================================================================================================

SHORT TERM INVESTMENTS - (2.21%)
$    4,615,000    Nomura Securities International, Inc. Repurchase Agreement, 4.15%,
                     07/02/01, dated 06/29/01, repurchase value of $4,616,596
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $4,707,300) - (identified cost $4,615,000).............  $   4,615,000
                                                                                                 -------------


                  Total Investments - (96.49%) - (identified cost $182,604,411) - (a)..........    201,361,395
                  Other Assets Less Liabilities - (3.51%)...................................         7,322,689
                                                                                                 -------------
                           Net Assets - (100%) ...............................................   $ 208,684,084
                                                                                                 =============


*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $182,604,411. At June 30,
2001 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation......................................................  $  28,046,967
                  Unrealized depreciation......................................................     (9,289,983)
                                                                                                 -------------
                           Net unrealized appreciation.........................................  $  18,756,984
                                                                                                 =============

(b) These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $30,766,462 and 14.74% of the Fund's net assets as of June 30, 2001.

(c) As of June 30, 2001 zero coupon bonds represented $11,529,847 or 5.53% of the Fund's net assets. Because zero coupon bonds pay no interest and compound semi-annually at the fixed rate at the time of reissuance, their value is generally more volatile than the value of other debt securities.














SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 (Unaudited)
DAVIS REAL ESTATE FUND

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - (83.95%)

   APARTMENTS (REITS) - (20.08%)
       318,931    Apartment Investment & Management Co., Class A ..............................  $  15,372,474
       700,200    Archstone Communities Trust .................................................     18,051,156
       390,467    Avalonbay Communities, Inc. .................................................     18,254,332
       238,100    Equity Residential Properties Trust..........................................     13,464,555
       209,600    Post Properties, Inc.                                                              7,933,360
                                                                                                 -------------
                                                                                                    73,075,877
                                                                                                 -------------
   DIVERSIFIED - (7.32%)
       404,500    Brookfield Properties Corp. ................................................       7,729,995
       567,900    Catellus Development Corp.*..................................................      9,909,855
       244,400    Security Capital Group Inc., Class B* ......................................       5,230,160
       205,900    TrizecHahn Corp. ...........................................................       3,745,321
                                                                                                 -------------
                                                                                                    26,615,331
                                                                                                 -------------
   DIVERSIFIED (REITS) - (14.61%)
       531,600    Duke-Weeks Realty Corp.......................................................     13,210,260
       163,500    Kilroy Realty Corp. .........................................................      4,757,850
       439,300    Liberty Property Trust ......................................................     13,003,280
        78,300    Spieker Properties, Inc. ....................................................      4,694,085
       447,900    Vornado Realty Trust.........................................................     17,486,016
                                                                                                 -------------
                                                                                                    53,151,491
                                                                                                 -------------
   HOTELS & LODGING - (4.68%)
       277,700    Marriott International, Inc., Class A........................................     13,146,318
       103,900    Starwood Hotels & Resorts Worldwide, Inc. ...................................      3,873,392
                                                                                                 -------------
                                                                                                    17,019,710
                                                                                                 -------------
   INDUSTRIAL (REITS) - (8.01%)
       189,400    AMB Property Corp. ..........................................................      4,878,944
       483,000    Centerpoint Properties Corp. ................................................     24,246,600
                                                                                                 -------------
                                                                                                    29,125,544
                                                                                                 -------------
   MALLS (REITS) - (3.11%)
       109,800    General Growth Properties, Inc. .............................................      4,321,728
       500,000    Taubman Centers, Inc. .......................................................      7,000,000
                                                                                                 -------------
                                                                                                    11,321,728
                                                                                                 -------------
   OFFICE SPACE (REITS) - (18.16%)
       437,800    Alexandria Real Estate Equities, Inc. .......................................     17,424,440
       175,300    Boston Properties, Inc. .....................................................      7,169,770
       139,900    CarrAmerica Realty Corp. ....................................................      4,266,950
     1,055,052    Equity Office Properties Trust...............................................     33,371,295
       109,000    Parkway Properties, Inc. ....................................................      3,842,250
                                                                                                 -------------
                                                                                                    66,074,705
                                                                                                 -------------
   RESORTS/THEME PARKS - (3.46%)
       598,301    Six Flags, Inc.* ...........................................................      12,588,253
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 (Unaudited)
DAVIS REAL ESTATE FUND  -  CONTINUED

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   SHOPPING CENTERS (REITS) - (1.74%)
       134,000    Kimco Realty Corp. ..........................................................  $   6,344,900
                                                                                                 -------------
   STORAGE (REITS) - (2.45%)
       301,100    Public Storage, Inc. ........................................................      8,927,615
                                                                                                 -------------
   TELECOMMUNICATIONS - (0.33%)
        55,000    American Tower Corp., Class A* ..............................................      1,136,850
         4,723    Crown Castle International Corp.* ...........................................         77,457
                                                                                                 -------------
                                                                                                     1,214,307
                                                                                                 -------------

                           Total Common Stock - (identified cost $258,514,311).................    305,459,461
                                                                                                 -------------

CONVERTIBLE PREFERRED STOCK - (7.54%)

   APARTMENTS (REITS) - (0.38%)
        43,700    Equity Residential Properties Trust, 7.00%, Series E, Conv. Pfd. ............      1,365,625
                                                                                                 -------------
   DIVERSIFIED (REITS) - (0.30%)
        20,000    Vornado Realty Trust, 6.50%, Series A, Conv. Pfd. ...........................      1,102,000
                                                                                                 -------------
   MALLS (REITS) - (3.67%)
       520,000    General Growth Properties, 7.25%, 07/15/08, Conv. Pfd. ......................     13,338,000
                                                                                                 -------------
   OFFICE (REITS) - (2.77%)
       316,500    SL Green Realty Corp., 8.00%, 04/15/08, Conv. Pfd. ..........................     10,096,350
                                                                                                 -------------
   TELECOMMUNICATIONS - (0.42%)
        46,240    Crown Castle International Corp., 6.25%, 08/15/12, Conv. Pfd. ...............      1,514,360
                                                                                                 -------------


                           Total Convertible Preferred Stock - (identified cost $23,976,770)...     27,416,335
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT JUNE 30, 2001 (Unaudited)
DAVIS REAL ESTATE FUND  -  CONTINUED

                                                                                                      VALUE
PRINCIPAL                                        SECURITY                                           (NOTE 1)
==============================================================================================================

SHORT TERM INVESTMENTS - (6.70%)
$   24,394,000    Nomura Securities International, Inc. Repurchase Agreement, 4.15%,
                     07/02/01, dated 06/29/01, repurchase value of $24,402,436
                     (collateralized by: U.S. Government obligations in a pooled cash account, total market value $24,881,880) - (identified cost $24,394,000)...........  $  24,394,000
                                                                                                 -------------


                  Total Investments - (98.19%) - (identified cost $306,885,081) - (a)..........    357,269,796
                  Other Assets Less Liabilities - (1.81%)......................................      6,586,230
                                                                                                 -------------
                        Net Assets - (100%)....................................................  $ 363,856,026
                                                                                                 =============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $306,905,712. At June 30,
2001 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation......................................................  $  57,998,840
                  Unrealized depreciation.....................................................      (7,634,756)
                                                                                                 -------------
                        Net unrealized appreciation ...........................................  $  50,364,084
                                                                                                 =============



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF ASSETS AND LIABILITIES
At June 30, 2001 (Unaudited)
================================================================================

                                                                       DAVIS
                                         DAVIS           DAVIS      GOVERNMENT                           DAVIS
                                        GROWTH        GOVERNMENT       MONEY            DAVIS         CONVERTIBLE         DAVIS
                                     OPPORTUNITY          BOND        MARKET          FINANCIAL        SECURITIES      REAL ESTATE
                                          FUND            FUND          FUND             FUND             FUND             FUND
                                          ----            ----          ----             ----             ----             ----
ASSETS:
Investments in securities, at
     value * (see accompanying
     Schedules of Investments) ..... $176,493,064    $ 44,608,329   $467,574,605    $1,298,860,754    $201,361,395    $357,269,796
Cash ...............................       30,139          33,413         51,718              --            21,579          87,972
Receivables: .......................
     Dividends and interest ........       56,914         440,261      4,753,233         1,452,746         829,298       1,475,950
     Capital stock sold ............      797,768         153,669     22,983,798         2,974,982         832,738       1,299,204
     Investment securities sold ....    1,303,217            --             --                --         6,119,775       5,188,700
Prepaid expenses ...................        2,400          10,511         30,000            70,650          13,000           5,400
                                     ------------    ------------   ------------    --------------    ------------    ------------
            Total assets ...........  178,683,502      45,246,183    495,393,354     1,303,359,132     209,177,785     365,327,022
                                     ------------    ------------   ------------    --------------    ------------    ------------
LIABILITIES:
Cash overdraft .....................         --              --             --          14,871,122            --              --
Payables:
     Capital stock reacquired ......      213,048         416,318      4,483,495         1,459,649         133,293         864,628
     Investment securities
         purchased .................         --              --        1,000,000         2,280,058            --              --
Accrued expenses ...................      201,147          55,262        314,206         1,124,049         234,929         391,064
Commissions payable to
     distributor (Note 3) ..........      130,629          34,216           --             914,379         125,479         215,304
Distributions payable ..............         --              --           25,600              --              --              --
                                     ------------    ------------   ------------    --------------    ------------    ------------
            Total liabilities ......      544,824         505,796      5,823,301        20,649,257         493,701       1,470,996
                                     ------------    ------------   ------------    --------------    ------------    ------------
NET ASSETS (Note 5) ................ $178,138,678    $ 44,740,387   $489,570,053    $1,282,709,875    $208,684,084    $363,856,026
                                     ============    ============   ============    ==============    ============    ============


NET ASSETS CONSIST OF:
Par value of shares of capital
   stock ...........................      101,208          80,237      4,895,701           369,083          88,906         158,205

  Additional paid-in capital .......  178,138,678      49,190,345    484,674,352       902,575,122     193,775,187     374,573,157

Undistributed net investment
   income (deficit) ................     (818,355)        (53,807)          --          (3,462,697)      1,351,391       3,129,032
Accumulated net realized gains
   (losses) from investment and
   foreign currency transactions ...   (5,727,456)     (4,719,535)          --          10,672,463      (5,288,384)    (64,389,083)
Net unrealized appreciation
   on investments ..................   19,285,041         243,147           --         372,555,904      18,756,984      50,384,715
                                     ------------    ------------   ------------    --------------    ------------    ------------
                                     $178,138,678    $ 44,740,387   $489,570,053    $1,282,709,875    $208,684,084    $363,856,026
                                     ============    ============   ============    ==============    ============    ============

* Including repurchase agreements of $4,596,000, $928,000, $71,107,000,
$4,615,000 and $24,394,000 for Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively, and cost of $157,208,023, $44,365,182, $467,574,605, $926,304,850, $182,604,411 and $306,885,081 for Davis Growth
Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively.






SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF ASSETS AND LIABILITIES - Continued
At June 30, 2001 (Unaudited)
================================================================================

                                                                       DAVIS
                                         DAVIS           DAVIS      GOVERNMENT                           DAVIS
                                        GROWTH        GOVERNMENT       MONEY            DAVIS         CONVERTIBLE         DAVIS
                                     OPPORTUNITY          BOND        MARKET          FINANCIAL        SECURITIES      REAL ESTATE
                                          FUND            FUND          FUND             FUND             FUND             FUND
                                          ----            ----          ----             ----             ----             ----
CLASS A SHARES
     Net assets ...................   $ 91,107,284   $ 14,830,336   $440,628,754    $644,182,104      $ 98,451,654     $186,754,232
     Shares outstanding ...........      4,980,207      2,656,687    440,628,754      18,173,804         4,181,583        8,117,206
     Net asset value and redemp-
         tion price per share (net
         assets/shares outstanding)   $      18.29   $       5.58   $       1.00    $      35.45      $      23.54     $      23.01
                                      ============   ============   ============    ============      ============     ============
     Maximum offering price per
         share (100/95.25 of net
         asset value) .............   $      19.20   $       5.86   $       1.00    $      37.22      $      24.71     $      24.16
                                      ============   ============   ============    ============      ============     ============
CLASS B SHARES
     Net assets ...................   $ 63,564,942   $ 22,914,847   $ 32,618,447    $457,239,996      $ 66,500,798     $ 91,367,730
     Shares outstanding ...........      3,807,128      4,115,167     32,618,447      13,495,341         2,857,548        3,993,534
     Net asset value, offering and
         redemption price per share
         (net assets/shares
         outstanding) (Note 3) ....   $      16.70   $       5.57   $       1.00    $      33.88      $      23.27     $      22.88
                                      ============   ============   ============    ============      ============     ============

CLASS C SHARES
     Net assets ...................   $ 19,068,309   $  6,771,120   $  8,311,444    $154,095,385      $ 15,893,564     $ 39,051,416
     Shares outstanding ...........      1,096,382      1,212,015      8,311,444       4,477,972           673,678        1,694,664
     Net asset value, offering and
         redemption price per share
         (net assets/shares
         outstanding) (Note 3) ....   $      17.39   $       5.59   $       1.00    $      34.41      $      23.59     $      23.04
                                      ============   ============   ============    ============      ============     ============

CLASS Y SHARES
     Net assets ...................   $  4,398,143   $    224,084   $  8,011,408    $ 27,192,390      $ 27,838,068     $ 46,682,648
     Shares outstanding ...........        237,109         39,824      8,011,408         761,170         1,177,810        2,015,086
     Net asset value, offering and
         redemption price per share
         (net assets/shares
         outstanding) .............   $      18.55   $       5.63   $       1.00    $      35.72      $      23.64     $      23.17
                                      ============   ============   ============    ============      ============     ============








SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF OPERATIONS
For the six months ended June 30, 2001 (Unaudited)
================================================================================

                                                                            DAVIS
                                             DAVIS           DAVIS       GOVERNMENT                         DAVIS
                                            GROWTH        GOVERNMENT        MONEY            DAVIS       CONVERTIBLE       DAVIS
                                         OPPORTUNITY          BOND         MARKET          FINANCIAL      SECURITIES    REAL ESTATE
                                              FUND            FUND           FUND             FUND           FUND           FUND
                                              ----            ----           ----             ----           ----           ----
INVESTMENT  INCOME
  (LOSS):
Income:
  Dividends ........................... $    385,913    $       --      $       --      $  5,247,528    $  2,705,203   $  7,972,673
  Interest ............................      151,790       1,302,248      13,561,544         217,511       1,745,992        489,499
                                        ------------    ------------    ------------    ------------    ------------   ------------
    Total income* .....................      537,703       1,302,248      13,561,544       5,465,039       4,451,195      8,462,172
                                        ------------    ------------    ------------    ------------    ------------   ------------
Expenses:
  Management fees (Note 2) ............      634,209         107,657       1,223,405       3,783,521         796,692      1,226,351
  Custodian fees ......................       29,908          20,239          40,437          95,986          29,864         37,600
  Transfer agent fees
    Class A ...........................       49,644          14,392          57,561         325,301          31,828         92,525
    Class B ...........................       57,941          17,745          30,551         434,403          51,090        101,986
    Class C ...........................       15,642           5,152           9,397         108,557          11,530         24,156
    Class Y ...........................          715             163               2          16,317           2,263          5,250
  Audit fees ..........................        6,000           4,800           9,000          15,000           6,000          9,000
  Legal fees ..........................        3,470             680          10,111          25,365           4,407          6,630
  Accounting fees (Note 2) ............        3,252           1,248          18,750           7,248           3,750          4,752
  Reports to s hareholders ............       50,815           8,730          64,968         238,520          39,189         85,639
  Directors'  fees and expenses .......        5,999           2,001          23,962          47,847           8,536         15,102
  Registration and filing fees ........       31,222          25,151          36,231          53,032          34,816         31,359
  Miscellaneous .......................        2,257             776           1,595         301,526           1,884         16,288
  Distribution plan payments (Note 3)
    Class A ...........................       77,834          20,087            --           552,514          66,242        162,092
    Class B ...........................      310,084         105,854            --         2,197,326         343,110        432,439
    Class C ...........................       77,952          27,415            --           725,413          79,765        179,245
                                        ------------    ------------    ------------    ------------    ------------   ------------
      Total expenses ..................    1,356,944         362,090       1,525,970       8,927,876       1,510,966      2,430,414
      Expenses paid indirectly
       (Note 6) .......................         (886)           (167)         (2,016)           (140)         (4,876)        (1,850)
                                        ------------    ------------    ------------    ------------    ------------   ------------
      Net expenses ....................    1,356,058         361,923       1,523,954       8,927,736       1,506,090      2,428,564
                                        ------------    ------------    ------------    ------------    ------------   ------------
        Net investment
          income (loss)................     (818,355)        940,325      12,037,590      (3,462,697)      2,945,105      6,033,608
                                        ------------    ------------    ------------    ------------    ------------   ------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:
  Investment transactions .............   (8,887,790)        623,211            --        10,785,199      (2,877,900)     6,034,539
  Foreign currency transactions .......         --              --              --          (112,736)           --              754
Net change in unrealized appreciation
  of investments ......................    6,328,061        (881,257)           --       (44,937,990)     (2,237,743)     5,554,343
                                        ------------    ------------    ------------    ------------    ------------   ------------
Net realized and unrealized
  gain (loss) on investments
  and foreign currency ................   (2,559,729)       (258,046)           --       (34,265,527)     (5,115,643)    11,589,636
                                        ------------    ------------    ------------    ------------    ------------   ------------
Net increase(decrease) in net assets
  resulting from operations ........... $ (3,378,084)   $    682,279    $ 12,037,590    $(37,728,224)   $ (2,170,538)  $ 17,623,244
                                        ============    ============    ============    ============    ============   ============

*Net of foreign taxes
  withheld as follows: ................ $      4,245    $       --      $       --      $     81,365    $      5,883   $     11,233


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the six months ended June 30, 2001 (Unaudited)
================================================================================

                                                                            DAVIS
                                               DAVIS         DAVIS       GOVERNMENT                         DAVIS
                                              GROWTH      GOVERNMENT        MONEY            DAVIS       CONVERTIBLE       DAVIS
                                           OPPORTUNITY        BOND         MARKET          FINANCIAL      SECURITIES    REAL ESTATE
                                                FUND          FUND           FUND             FUND           FUND           FUND
                                                ----          ----           ----             ----           ----           ----
OPERATIONS:
     Net investment income (loss) ......  $   (818,355) $   940,325   $ 12,037,590   $   (3,462,697)  $  2,945,105    $  6,033,608
     Net realized gain (loss) from
         investments and foreign
         currency transactions .........    (8,887,790)     623,211           --         10,672,463     (2,877,900)      6,035,293
     Net change in unrealized
         appreciation of investments ...     6,328,061     (881,257)          --        (44,937,990)    (2,237,743)      5,554,343
                                          ------------  -----------   ------------   --------------   ------------    ------------
     Net increase (decrease) in
         net assets resulting from
         operations.....................    (3,378,084)     682,279     12,037,590      (37,728,224)    (2,170,538)     17,623,244


DIVIDENDS AND DISTRIBUTIONS  TO
     SHAREHOLDERS FROM:

     Net investment income
         Class A .......................          --       (418,767)   (11,113,299)            --         (830,107)     (1,604,437)
         Class B .......................          --       (457,182)      (722,451)            --         (416,034)       (608,728)
         Class C .......................          --       (113,897)      (189,401)            --          (97,235)       (253,379)
         Class Y .......................          --         (4,286)       (12,439)            --         (250,338)       (438,032)

CAPITAL SHARE
     TRANSACTIONS:

     Net increase (decrease) in net
     assets resulting from capital
     share transactions (Note 5)
         Class A .......................     9,280,900     (642,313)   (81,936,101)      26,717,149     (2,597,005)      2,978,182
         Class B .......................    (1,414,478)   5,745,464      4,524,947       22,697,755     (3,951,164)     (2,572,112)
         Class C .......................     5,999,652    3,972,336       (246,162)      16,168,069        214,319       1,428,740
         Class Y .......................       270,059      108,412      8,011,408        5,299,101       (556,895)      1,247,412
                                          ------------  -----------   ------------   --------------   ------------    ------------

              Total increase (decrease)
                  in net assets ........    10,758,049    8,872,046    (69,645,908)      33,153,850    (10,654,997)     17,800,890

NET ASSETS:
     Beginning of period ...............   167,380,629   35,868,341    559,215,961    1,249,556,025    219,339,081     346,055,136
                                          ------------  -----------   ------------   --------------   ------------    ------------
     End of period .....................  $178,138,678  $44,740,387   $489,570,053   $1,282,709,875   $208,684,084    $363,856,026
                                          ============  ===========   ============   ==============   ============    ============



See Notes to Financial Statements

DAVIS SERIES, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2000
================================================================================

                                                                            DAVIS
                                               DAVIS         DAVIS       GOVERNMENT                         DAVIS
                                              GROWTH      GOVERNMENT        MONEY            DAVIS       CONVERTIBLE       DAVIS
                                           OPPORTUNITY        BOND         MARKET          FINANCIAL      SECURITIES    REAL ESTATE
                                                FUND          FUND           FUND             FUND           FUND           FUND
                                                ----          ----           ----             ----           ----           ----
OPERATIONS:
     Net investment income (loss) ....... $ (1,540,362)  $  1,807,163   $ 31,803,377   $   (6,171,295)  $  6,594,178   $ 10,698,067
     Net realized gain (loss) from
         investment transactions ........   43,006,726       (779,386)          --         80,297,049      5,983,639     (9,931,708)
     Net change in unrealized
         appreciation of investments ....  (26,359,582)     1,972,298           --        192,204,213    (14,476,901)    68,949,324
                                          ------------   ------------   ------------   --------------   ------------   ------------
     Net increase (decrease) in
         net assets resulting from
         operations .....................   15,106,782      3,000,075     31,803,377      266,329,967     (1,899,084)    69,715,683

DIVIDENDS AND DISTRIBUTIONS  TO
     SHAREHOLDERS  FROM:

     Net investment income
         Class A ........................         --         (793,460)   (29,849,670)            --       (3,356,386)    (5,733,580)
         Class B ........................         --         (882,682)    (1,629,116)            --       (1,754,278)    (2,485,139)
         Class C ........................         --         (128,670)      (324,591)            --         (391,776)      (925,053)
         Class Y ........................         --           (2,351)          --               --       (1,091,738)    (1,554,295)

     Realized gains from investment
     transactions
         Class A ........................  (19,104,323)          --             --        (30,339,181)      (969,527)          --
         Class B ........................  (16,296,750)          --             --        (22,547,802)      (666,765)          --
         Class C ........................   (2,373,706)          --             --         (6,598,567)      (146,303)          --
         Class Y ........................     (920,170)          --             --         (1,021,121)      (283,071)          --

     Return of capital
         Class A ........................         --          (12,528)          --               --          (90,495)      (754,027)
         Class B ........................         --          (13,936)          --               --          (47,299)      (326,822)
         Class C ........................         --           (2,032)          --               --          (10,563)      (121,654)
         Class Y ........................         --              (37)          --               --          (29,435)      (204,407)

     Distribution in excess of
         net realized gains
         Class A ........................         --             --             --           (501,141)          --             --
         Class B ........................         --             --             --           (372,443)          --             --
         Class C ........................         --             --             --           (108,995)          --             --
         Class Y ........................         --             --             --            (16,867)          --             --

CAPITAL SHARE
     TRANSACTIONS:

     Net increase (decrease) in net
     assets resulting from capital
     share transactions (Note 5)
         Class A ........................   26,265,451     (3,006,427)    21,146,653      104,846,129     (9,863,400)      (680,918)
         Class B ........................   24,859,756    (11,557,483)   (16,424,830)      (3,416,364)   (11,280,877)   (18,960,223)
         Class C ........................    9,852,176     (1,982,543)       517,219       32,494,228     (2,199,186)       357,566
         Class Y ........................    4,840,191         96,137           --         11,294,219     (2,667,843)    (6,780,138)
                                          ------------   ------------   ------------   --------------   ------------   ------------
              Total increase (decrease)
                  in net assets .........   42,229,407    (15,285,937)     5,239,042      350,042,062    (36,748,026)    31,546,993

NET ASSETS:
     Beginning of period ................  125,151,222     51,154,278    553,976,919      899,513,963    256,087,107    314,508,143
                                          ------------   ------------   ------------   --------------   ------------   ------------
     End of period ...................... $167,380,629   $ 35,868,341   $559,215,961   $1,249,556,025   $219,339,081   $346,055,136
                                          ============   ============   ============   ==============   ============   ============



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2001 (Unaudited)
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. (the Company) is registered under the Investment Company Act of 1940 as amended, as a diversified, open-end management investment company. The Company operates as a series issuing shares of common stock in the following six series (collectively "the Funds"):

DAVIS GROWTH OPPORTUNITY FUND seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

DAVIS GOVERNMENT BOND FUND seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

DAVIS GOVERNMENT MONEY MARKET FUND seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. It invests in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

DAVIS FINANCIAL FUND seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and will concentrate investments in companies principally engaged in the banking and financial services industries.

DAVIS CONVERTIBLE SECURITIES FUND seeks to achieve total return. It invests primarily in convertible securities, which combine fixed income with potential for capital appreciation. It may invest in lower rated bonds commonly known as "junk bonds," so long as no such investment would cause 35% or more of the Fund's net assets to be so invested.

DAVIS REAL ESTATE FUND seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

The Company accounts separately for the assets, liabilities and operations of each series. Each series offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund which are sold at net asset value. Class B and C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
June 30, 2001 (Unaudited)
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

A. VALUATION OF SECURITIES - Portfolio securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term obligations are valued at amortized cost which approximates fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

B. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FOREIGN CURRENCY - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from sales and maturities, of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

D. FEDERAL INCOME TAXES - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At June 30, 2001, Davis Government Bond Fund had approximately $5,343,000 of capital loss carryovers available to offset future capital gains which expire between 2001 and 2008. At June 30, 2001, Davis Convertible Securities Fund had approximately $2,393,000 of post October losses available to offset future capital gains, if any, which expire in 2009. At June 30, 2001, Davis Real Estate Fund had approximately $70,404,000 of capital loss carryovers and post October losses available to offset future capital gains, if any, which will expire between 2006 and 2009.

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
June 30, 2001 (Unaudited)
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

F. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH  AFFILIATE

       Advisory fees are paid monthly to Davis Selected Advisers, L.P., the Funds' investment adviser (the "Adviser"). The fee for the Davis Government Money Market Fund is 0.50% of the first $250 million of average net assets, 0.45% of the next $250 million of average net assets and 0.40% of average net assets in excess of $500 million. The fee for the Davis Government Bond Fund is 0.50% of average net assets. The fee for each of the Davis Growth Opportunity Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund is 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million, and 0.55% of the average net assets in excess of $500 million.

       The Adviser is paid for registering fund shares for sale in various states. The fee for the six months ended June 30, 2001 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, amounted to $4,998 for each fund. State Street Bank & Trust Company ("State Street Bank") is the Funds' primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the six months ended June 30, 2001 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $11,198, $1,852, $5,899, $71,277, $8,291 and $17,272, respectively. State Street
Bank is the Funds' primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee for the six months ended June 30, 2001 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $3,252, $1,248, $18,750, $7,248, $3,750, and $4,752, respectively. Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.


       Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
June 30, 2001 (Unaudited)
================================================================================
NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

       Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

       During the six months ended June 30, 2001, Davis Distributors, LLC, the Funds' Underwriter (the "Underwriter" or "Distributor") received $144,864, $44,035, $1,047,117, $66,360 and $112,219 from commissions earned on sales of
Class A shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively, of which $22,865, $6,784, $162,659, $10,352 and $17,796 was retained by the Underwriter and the remaining $121,999, $37,251, $884,458, $56,008 and $94,423 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Funds' registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

       The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at the annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts in which the Underwriter pays no service fees to other firms. The service fee for Class A shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund for the six months ended June 30, 2001 was $77,834, $20,087, $552,514, $66,242 and $162,092, respectively.

CLASS B SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

       Class B shares of the Funds are sold at net asset value and are redeemed at net asset value. A contingent deferred sales charge may be assessed on shares redeemed within six years of purchase.

       Each of the Class B shares of the Funds (other than Davis Government Money Market Fund) pay a distribution fee to reimburse the Distributor for commission advances on the sale of each Fund's Class B shares. The National Association of Securities Dealers Inc. (the "NASD"), limits the percentage of each Fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rules also limit the aggregate amount the Funds may pay for distribution to 6.25% of gross Funds sales since inception of the Distribution Plans plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime rate plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

       During the six months ended June 30, 2001, Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund made distribution plan payments which included distribution fees of $234,380, $79,793, $1,654,001 $ 258,252, and $325,364, respectively and service fees of $75,704, $26,061,
$543,325, $84,858 and $107,075, respectively.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
June 30, 2001 (Unaudited)
================================================================================
NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

       Commission advances by the Distributor during the six months ended June 30, 2001 on the sale of Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $175,778, $57,747, $1,922,997, $167,405 and $179,582 of which $163,770, $52,958, $1,829,942, $152,390 and
$172,022 was reallowed to qualified selling dealers.

       The Distributor intends to seek payment from Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund in the amounts of $2,726,210, $890,788, $27,662,119, $6,937,742 and $13,143,526, respectively, representing the cumulative commission advances by the Distributor on the sale of the Funds' Class B shares, plus interest, reduced by cumulative distribution fees paid by the Funds and cumulative contingent deferred sales charges paid by redeeming shareholders. The Funds have no contractual obligation to pay any such distribution charges and the amounts, if any, timing and condition of such payments are solely within the discretion of the Directors who are not interested persons of the Funds or the Distributor.

       A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Funds within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the six months ended June 30, 2001 the Distributor received contingent deferred sales charges from Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund of $31,088, $46,635, $434,570, $133,480 and $112,907, respectively.

CLASS C SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

       Class C shares of the Funds are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Funds pay the Distributor 1% of the Funds' average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

       During the six months ended June 30, 2001, Class C shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Fund and Davis Real Estate Fund made distribution fees of $58,464, $20,561, $544,060, $59,824 and $134,434, respectively and service fees of
$19,488, $6,854, $181,353, $19,941 and $44,811. During the six months ended June
30, 2001, the Distributor received $12,911, $21,778, $37,121, $1,645 and $3,649 in contingent deferred sales charges from Class C shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities and Davis Real Estate Fund, respectively.

DAVIS GOVERNMENT MONEY MARKET FUND

       All classes of shares of the Davis Government Money Market Fund are sold to investors at net asset value. The shareholders of the Davis Government Money Market Fund have adopted a Distribution expense plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
June 30, 2001 (Unaudited)
================================================================================

NOTE 4 - PURCHASES AND SALES OF SECURITIES

       Purchases and sales of investment securities (excluding short-term securities) during the six months ended June 30, 2001 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Real Estate Fund were as follows:


                                    DAVIS                  DAVIS                               DAVIS
                                   GROWTH               GOVERNMENT          DAVIS            CONVERTIBLE              DAVIS
                                 OPPORTUNITY               BOND           FINANCIAL          SECURITIES           REAL ESTATE
                                    FUND                   FUND             FUND                FUND                  FUND
                                    ----                   ----             ----                ----                  ----
Cost of purchases...........     $54,732,684           $43,461,629      $191,401,127         $25,003,898           $48,140,510
Proceeds of sales...........     $43,752,517           $28,052,898      $ 79,633,921         $29,858,648           $53,522,035

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)
================================================================================

NOTE 5 - CAPITAL STOCK

       At June 30, 2001 there were 10 billion shares of capital stock ($0.01 par value per share) authorized of which 550 million shares each are designated to the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund. 4.1 billion shares are designated to Davis Government Money Market Fund. Transactions in capital stock were as follows:

                                                                    SIX MONTHS ENDED
                                                                      JUNE 30, 2001
CLASS A                                                                (UNAUDITED)
                                       ------------------------------------------------------------------------------------------
                                                                          DAVIS
                                             DAVIS       DAVIS         GOVERNMENT                        DAVIS            DAVIS
                                            GROWTH     GOVERNMENT         MONEY         DAVIS         CONVERTIBLE         REAL
                                         OPPORTUNITY      BOND           MARKET       FINANCIAL        SECURITIES        ESTATE
                                             FUND         FUND            FUND           FUND             FUND            FUND
                                             ----         ----            ----           ----            ----             ----
Shares sold ..........................      995,291      7,531,130     292,728,782       3,753,560        337,325       1,533,187
Shares issued in reinvestment
         of distributions ............         --           52,983      10,895,973            --           33,476          66,000
                                       ------------   ------------   -------------   -------------   ------------    ------------
                                            995,291      7,584,113     303,624,755       3,753,560        370,801       1,599,187
Shares redeemed ......................     (510,392)    (7,705,246)   (385,560,856)     (3,149,843)      (475,078)     (1,464,771)
                                       ------------   ------------   -------------   -------------   ------------    ------------
         Net increase (decrease) .....      484,899       (121,133)    (81,936,101)        603,717       (104,277)        134,416
                                       ============   ============   =============   =============   ============    ============
Proceeds from shares sold ............ $ 18,654,949   $ 42,291,896   $ 292,728,782   $ 132,077,973   $  8,122,595    $ 33,379,900

Proceeds from shares issued in
         reinvestment of distributions         --          296,919      10,895,973            --          743,230       1,401,126
                                       ------------   ------------   -------------   -------------   ------------    ------------
                                         18,654,949     42,588,815     303,624,755     132,077,973      8,865,825      34,781,026
Cost of shares redeemed ..............   (9,374,049)   (43,231,128)   (385,560,856)   (105,360,824)   (11,462,830)    (31,802,844)
                                       ------------   ------------   -------------   -------------   ------------    ------------
         Net increase (decrease) ..... $  9,280,900   $   (642,313)  $ (81,936,101)  $  26,717,149   $ (2,597,005)   $  2,978,182
                                       ============   ============   =============   =============   ============    ============


                                                                       YEAR ENDED
CLASS A                                                            DECEMBER 31, 2000
                                       ------------------------------------------------------------------------------------------
                                                                         DAVIS
                                             DAVIS       DAVIS         GOVERNMENT                        DAVIS            DAVIS
                                            GROWTH     GOVERNMENT         MONEY         DAVIS         CONVERTIBLE         REAL
                                         OPPORTUNITY      BOND           MARKET       FINANCIAL        SECURITIES        ESTATE
                                             FUND         FUND            FUND           FUND            FUND             FUND
                                             ----         ----            ----           ----            ----             ----
Shares sold ..........................    4,324,624      4,728,865     596,392,681       7,577,230        816,102       3,453,778
Shares issued in reinvestment
         of distributions ............    1,075,129        110,533      29,405,013         866,341        157,933         281,434
                                       ------------   ------------   -------------   -------------   ------------    ------------
                                          5,399,753      4,839,398     625,797,694       8,443,571        974,035       3,735,212
Shares redeemed ......................   (3,965,935)    (5,406,051)   (604,651,041)     (5,514,110)    (1,341,760)     (3,845,366)
                                       ------------   ------------   -------------   -------------   ------------    ------------
         Net increase (decrease) .....    1,433,818       (566,653)     21,146,653       2,929,461       (367,725)       (110,154)
                                       ============   ============   =============   =============   ============    ============

Proceeds from shares sold ............ $ 99,581,601   $ 25,790,938   $ 596,392,681   $ 245,771,524   $ 21,380,672    $ 69,740,310
Proceeds from shares issued in
         reinvestment of distributions   18,567,480        592,591      29,405,013      28,649,756      3,974,807       5,783,541
                                       ------------   ------------   -------------   -------------   ------------    ------------
                                        118,149,081     26,383,529     625,797,694     274,421,280     25,355,479      75,523,851
Cost of shares redeemed ..............  (91,883,630)   (29,389,956)   (604,651,041)   (169,575,151)   (35,218,879)    (76,204,769)
                                       ------------   ------------   -------------   -------------   ------------    ------------
         Net increase (decrease) ..... $ 26,265,451   $ (3,006,427)  $  21,146,653   $ 104,846,129   $ (9,863,400)   $   (680,918)
                                       ============   ============   =============   =============   ============    ============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)
================================================================================

NOTE 5 - CAPITAL STOCK - (CONTINUED)

                                                                    SIX MONTHS ENDED
                                                                      JUNE 30, 2001
CLASS B                                                                (UNAUDITED)
                                   -----------------------------------------------------------------------------------------------
                                                                        DAVIS
                                          DAVIS         DAVIS        GOVERNMENT                         DAVIS             DAVIS
                                         GROWTH       GOVERNMENT        MONEY          DAVIS         CONVERTIBLE          REAL
                                      OPPORTUNITY        BOND          MARKET        FINANCIAL        SECURITIES         ESTATE
                                          FUND           FUND           FUND            FUND             FUND             FUND
                                          ----           ----           ----            ----            ----              ----
Shares sold ....................         469,393       2,612,478      33,123,993       1,601,420          236,740          249,353
Shares issued in reinvestment
         of distributions ......            --            39,807         609,735            --             13,687           18,571
                                   -------------   -------------   -------------   -------------    -------------    -------------
                                         469,393       2,652,285      33,733,728       1,601,420          250,427          267,924
Shares redeemed ................        (549,528)     (1,640,338)    (29,208,781)       (937,596)        (417,307)        (386,840)
                                   -------------   -------------   -------------   -------------    -------------    -------------
         Net increase (decrease)         (80,135)      1,011,947       4,524,947         663,824         (166,880)        (118,916)
                                   =============   =============   =============   =============    =============    =============

Proceeds from shares sold ......   $   7,894,053   $  14,705,496   $  33,123,993   $  53,638,648    $   5,562,560    $   5,393,967
Proceeds from shares issued in
         reinvestment of
         distributions .........            --           222,632         609,735            --            302,021          392,798
                                   -------------   -------------   -------------   -------------    -------------    -------------
                                       7,894,053      14,928,128      33,733,728      53,638,648        5,864,581        5,786,765
Cost of shares redeemed ........      (9,308,531)     (9,182,664)    (29,208,781)    (30,940,893)      (9,815,745)      (8,358,877)
                                   -------------   -------------   -------------   -------------    -------------    -------------
         Net increase (decrease)   $  (1,414,478)  $   5,745,464   $   4,524,947   $  22,697,755    $  (3,951,164)   $  (2,572,112)
                                   =============   =============   =============   =============    =============    =============


                                                                       YEAR ENDED
CLASS B                                                            DECEMBER 31, 2000
                                   -----------------------------------------------------------------------------------------------
                                                                           DAVIS
                                         DAVIS         DAVIS            GOVERNMENT                        DAVIS          DAVIS
                                        GROWTH       GOVERNMENT            MONEY         DAVIS         CONVERTIBLE       REAL
                                     OPPORTUNITY        BOND              MARKET       FINANCIAL        SECURITIES      ESTATE
                                         FUND           FUND               FUND           FUND            FUND           FUND
                                         ----           ----               ----           ----            ----           ----
Shares sold ....................       1,387,518        1,705,554       42,758,603        2,951,894        409,787         459,510
Shares issued in reinvestment
         of distributions ......         971,547           85,676        1,338,025          653,922         72,811          87,011
                                   -------------    -------------    -------------    -------------   ------------    ------------
                                       2,359,065        1,791,230       44,096,628        3,605,816        482,598         546,521
Shares redeemed ................        (965,272)      (3,966,022)     (60,521,458)      (4,117,259)      (926,497)     (1,573,486)
                                   -------------    -------------    -------------    -------------   ------------    ------------
         Net increase (decrease)       1,393,793       (2,174,792)     (16,424,830)        (511,443)      (443,899)     (1,026,965)
                                   =============    =============    =============    =============   ============    ============

Proceeds from shares sold ......   $  29,452,777    $   9,205,918    $  42,758,603    $  92,318,857   $ 10,584,383    $  9,119,177
Proceeds from shares issued in
         reinvestment of
         distributions .........      15,389,308          458,577        1,338,025       20,774,408      1,789,866       1,777,556
                                   -------------    -------------    -------------    -------------   ------------    ------------
                                      44,842,085        9,664,495       44,096,628      113,093,265     12,374,249      10,896,733
Cost of shares redeemed ........     (19,982,329)     (21,221,978)     (60,521,458)    (116,509,629)   (23,655,126)    (29,856,956)
                                   -------------    -------------    -------------    -------------   ------------    ------------
         Net increase (decrease)   $  24,859,756    $ (11,557,483)   $ (16,424,830)   $  (3,416,364)  $(11,280,877)   $(18,960,223)
                                   =============    =============    =============    =============   ============    ============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)
================================================================================

Note 5 - Capital Stock - (Continued)

                                                                    SIX MONTHS ENDED
                                                                      JUNE 30, 2001
CLASS C                                                                (UNAUDITED)
                                   -----------------------------------------------------------------------------------------------
                                                                        DAVIS
                                          DAVIS         DAVIS        GOVERNMENT                         DAVIS             DAVIS
                                         GROWTH       GOVERNMENT        MONEY          DAVIS         CONVERTIBLE          REAL
                                      OPPORTUNITY        BOND          MARKET        FINANCIAL        SECURITIES         ESTATE
                                          FUND           FUND           FUND            FUND             FUND             FUND
                                          ----           ----           ----            ----            ----              ----
Shares sold ....................        489,254       1,228,089      18,485,360         897,591          66,057         207,757
Shares issued in reinvestment
         of distributions ......           --             9,852         164,018            --             3,125           8,971
                                   ------------    ------------    ------------    ------------    ------------    ------------
                                        489,254       1,237,941      18,649,378         897,591          69,182         216,728
Shares redeemed ................       (143,008)       (538,333)    (18,895,540)       (433,531)        (59,842)       (151,560)
                                   ------------    ------------    ------------    ------------    ------------    ------------
         Net increase (decrease)        346,246         699,608        (246,162)        464,060           9,340          65,168
                                   ============    ============    ============    ============    ============    ============

Proceeds from shares sold ......   $  8,483,585    $  6,935,361    $ 18,485,360    $ 30,581,146    $  1,583,795    $  4,530,693
Proceeds from shares issued in
         reinvestment of
         distributions .........           --            55,247         164,018            --            69,658         191,182
                                   ------------    ------------    ------------    ------------    ------------    ------------
                                      8,483,585       6,990,608      18,649,378      30,581,146       1,653,453       4,721,875
Cost of shares redeemed ........     (2,483,933)     (3,018,272)    (18,895,540)    (14,413,077)     (1,439,134)     (3,293,135)
                                   ------------    ------------    ------------    ------------    ------------    ------------
         Net increase (decrease)   $  5,999,652    $  3,972,336    $   (246,162)   $ 16,168,069    $    214,319    $  1,428,740
                                   ============    ============    ============    ============    ============    ============


                                                                       YEAR ENDED
CLASS C                                                            DECEMBER 31, 2000
                                   -----------------------------------------------------------------------------------------------
                                                                           DAVIS
                                         DAVIS         DAVIS            GOVERNMENT                        DAVIS          DAVIS
                                        GROWTH       GOVERNMENT            MONEY         DAVIS         CONVERTIBLE       REAL
                                     OPPORTUNITY        BOND              MARKET       FINANCIAL        SECURITIES      ESTATE
                                         FUND           FUND               FUND           FUND            FUND           FUND
                                         ----           ----               ----           ----            ----           ----
Shares sold ....................        482,111         521,059      29,089,389       1,909,688         145,441         498,906
Shares issued in reinvestment
         of distributions ......        138,873          10,074         282,119         194,406          16,537          36,747
                                   ------------    ------------    ------------    ------------    ------------    ------------
                                        620,984         531,133      29,371,508       2,104,094         161,978         535,653
Shares redeemed ................       (104,083)       (907,681)    (28,854,289)     (1,203,788)       (245,677)       (539,320)
                                   ------------    ------------    ------------    ------------    ------------    ------------
         Net increase (decrease)        516,901        (376,548)        517,219         900,306         (83,699)         (3,667)
                                   ============    ============    ============    ============    ============    ============

Proceeds from shares sold ......   $  9,825,947    $  2,860,062    $ 29,089,389    $ 61,144,740    $  3,773,613    $  9,960,052
Proceeds from shares issued in
         reinvestment of
         distributions .........      2,291,412          54,059         282,119       6,271,527         412,235         759,484
                                   ------------    ------------    ------------    ------------    ------------    ------------
                                     12,117,359       2,914,121      29,371,508      67,416,267       4,185,848      10,719,536
Cost of shares redeemed ........     (2,265,183)     (4,896,664)    (28,854,289)    (34,922,039)     (6,385,034)    (10,361,970)
                                   ------------    ------------    ------------    ------------    ------------    ------------
         Net increase (decrease)   $  9,852,176    $ (1,982,543)   $    517,219    $ 32,494,228    $ (2,199,186)   $    357,566
                                   ============    ============    ============    ============    ============    ============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)
================================================================================

Note 5 - Capital Stock - (Continued)

CLASS Y                                                                  JUNE 12, 2001
                                                                     (INCEPTION OF CLASS)
                                             SIX MONTHS ENDED              THROUGH                    SIX MONTHS ENDED
                                               JUNE 30, 2001            JUNE 30, 2001                   JUNE 30, 2001
                                                (UNAUDITED)              (UNAUDITED)                     (UNAUDITED)
                                   --------------------------------  -------------------   ----------------------------------------
                                                                             DAVIS
                                         DAVIS         DAVIS              GOVERNMENT                        DAVIS          DAVIS
                                        GROWTH       GOVERNMENT              MONEY         DAVIS         CONVERTIBLE       REAL
                                     OPPORTUNITY        BOND                MARKET       FINANCIAL        SECURITIES      ESTATE
                                         FUND           FUND                 FUND           FUND            FUND           FUND
                                         ----           ----                 ----           ----            ----           ----

Shares sold ......................       17,222          29,110           8,000,000         270,877           3,471          89,975
Shares issued in reinvestment
         of distributions ........         --                30              11,408            --            10,798          19,133
                                     ----------      ----------        -------------   -------------     -----------   -------------
                                         17,222          29,140           8,011,408         270,877          14,269         109,108
Shares redeemed ..................       (1,889)        (10,089)              --          (122,285)        (36,860)        (50,631)
                                     ----------      ----------        -------------   -------------     -----------   -------------
         Net increase (decrease) .       15,333          19,051           8,011,408         148,592         (22,591)         58,477
                                     ==========      ==========        =============   =============     ===========   =============

Proceeds from shares sold ........   $  306,095      $  165,272        $  8,000,000    $  9,532,792      $   83,153    $  1,949,421
Proceeds from shares issued in
         reinvestment of
         distributions ...........         --               167              11,408            --           240,567         408,679
                                     ----------      ----------        ------------    ------------      ----------    ------------
                                        360,095         165,439           8,011,408       9,532,792         323,720       2,358,100
Cost of shares redeemed ..........      (36,036)        (57,027)               --        (4,233,691)       (880,615)     (1,110,688)
                                     ----------      ----------        ------------    ------------      ----------    ------------
         Net increase (decrease) .   $  270,059      $  108,412        $  8,011,408    $  5,299,101      $ (556,895)   $  1,247,412
                                     ==========      ==========        ============    ============      ==========    ============


                                                                       YEAR ENDED
CLASS Y                                                            DECEMBER 31, 2000
                                         -----------------------------------------------------------------------------

                                             DAVIS           DAVIS                           DAVIS          DAVIS
                                            GROWTH         GOVERNMENT       DAVIS         CONVERTIBLE       REAL
                                         OPPORTUNITY          BOND        FINANCIAL        SECURITIES      ESTATE
                                             FUND             FUND           FUND            FUND           FUND
                                             ----             ----           ----            ----           ----
Shares sold ..........................        175,608          21,233         435,460          25,724          77,705
Shares issued in reinvestment
         of distributions ............         51,778              60          27,899          53,183          81,549
                                         ------------    ------------    ------------    ------------    ------------
                                              227,386          21,293         463,359          78,907         159,254
Shares redeemed ......................         (5,812)         (3,644)       (133,547)       (191,955)       (549,858)
                                         ------------    ------------    ------------    ------------    ------------
         Net increase (decrease) .....        221,574          17,649         329,812        (113,048)       (390,604)
                                         ============    ============    ============    ============    ============
Proceeds from shares sold ............   $  4,068,499    $    116,395    $ 14,402,907    $    696,288    $  1,517,233
Proceeds from shares issued in
         reinvestment of distributions        905,087             331         928,750       1,351,686       1,685,446
                                         ------------    ------------    ------------    ------------    ------------
                                            4,973,586         116,726      15,331,657       2,047,974       3,202,679
Cost of shares redeemed ..............       (133,395)        (20,589)     (4,037,438)     (4,715,817)     (9,982,817)
                                         ------------    ------------    ------------    ------------    ------------
         Net increase (decrease) .....   $  4,840,191    $     96,137    $ 11,294,219    $ (2,667,843)   $ (6,780,138)
                                         ============    ============    ============    ============    ============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)
================================================================================

NOTE 6 - EXPENSES PAID INDIRECTLY

       Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $886, $167, $2,016, $140, $4,876 and $1,850 for Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively, during the six months ended June 30, 2001.

NOTE 7 - RESTRICTED SECURITIES

       Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. The aggregate value of restricted securities in Davis Growth Opportunity Fund was $410,588, or 0.23% of the Fund's net assets as of June 30, 2001. Securities is as follows:

                                                           Acquisition                                    Valuation per Unit
Fund                      Security                            Date        Shares/Par     Cost per Unit   as of June 30, 2001
----                      --------                            ----        ----------     -------------   -------------------
Davis Growth Opportunity  LogicVision, Inc. Pfd. Class I    01/28/00      117,647           $8.50                $3.49

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)
================================================================================

NOTE 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

       A special meeting of shareholders was held on December 1, 2000. The number of votes necessary to conduct the meeting and approve each proposal was obtained. The results of the votes of shareholders are listed below by proposal.

PROPOSAL 1
Election of Directors

                                                                           DAVIS
                                         DAVIS         DAVIS            GOVERNMENT                        DAVIS            DAVIS
                                        GROWTH       GOVERNMENT            MONEY         DAVIS         CONVERTIBLE         REAL
                                     OPPORTUNITY        BOND              MARKET       FINANCIAL        SECURITIES        ESTATE
                                         FUND           FUND               FUND           FUND            FUND             FUND
                                         ----           ----               ----           ----            ----             ----
Wesley E. Bass, Jr
                     For             106,514,260     21,909,722        489,618,737     574,659,110       184,923,666     187,207,320
                     Withheld          1,789,685        479,765            266,352       7,355,638           626,115       2,610,678
Jeremy H. Biggs
                     For             106,513,639     21,909,722        489,618,737     574,698,722       184,923,666     187,207,320
                     Withheld          1,790,306        479,765            266,352       7,316,026           626,115       2,610,678
Marc P. Blum
                     For             106,515,555     21,909,722        489,618,737     574,658,201       184,923,666     187,207,320
                     Withheld          1,788,390        479,765            266,352       7,356,547           626,115       2,610,678
Andrew A. Davis
                     For             106,502,460     21,909,722        489,618,737     574,682,188       184,923,666     187,207,320
                     Withheld          1,801,485        479,765            266,352       7,332,560           626,115       2,610,678
Christopher C. Davis
                     For             106,502,460     21,909,722        489,618,737     574,651,009       184,923,666     187,207,320
                     Withheld          1,801,485        479,765            266,352       7,363,739           626,115       2,610,678
Jerry D. Geist
                     For             106,481,560     21,909,722        489,618,737     574,689,103       184,923,666     187,207,320
                     Withheld          1,822,385        479,765            266,352       7,325,645           626,115       2,610,678
D. James Guzy
                     For             106,515,555     21,909,722        489,618,737     574,677,952       184,923,666     187,207,320
                     Withheld          1,788,390        479,765            266,352       7,336,796           626,115       2,610,678
G. Bernard Hamilton
                     For             106,515,555     21,909,722        489,618,737     574,696,745       184,923,666     187,207,320
                     Withheld          1,788,390        479,765            266,352       7,318,003           626,115       2,610,678
Laurence W. Levine
                     For             106,515,555     21,909,722        489,618,737     574,630,526       184,923,666     187,207,320
                     Withheld          1,788,390        479,765            266,352       7,384,222           626,115       2,610,678
Christian R. Sonne
                     For             106,515,555     21,909,722        489,572,395     574,690,672       184,923,666     187,207,320
                     Withheld          1,788,390        479,765            312,694       7,324,076           626,115       2,610,678
Marsha Williams
                     For             106,410,985     21,909,722        489,622,585     574,658,034       184,923,666     187,207,320
                     Withheld          1,892,960        479,765            262,504       7,356,714           626,115       2,610,678

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)
================================================================================

NOTE 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS - (CONTINUED)

                                                                 For              Against              Abstain
---------------------------------------------------------------------------------------------------------------
PROPOSAL 2
To approve of the New Advisory and Sub-Advisory Agreements with Davis Selected
Advisers, L.P., and its wholly owned subsidiary, Davis Selected Advisers - NY,
Inc.

              Davis Growth Opportunity Fund                  103,999,929           807,655            3,496,361
              Davis Government Bond Fund                      21,042,990           183,740            1,162,757
              Davis Government Money Market Fund             488,062,290           205,744            1,617,055
              Davis Financial Fund                           562,285,532         4,578,797           15,150,419
              Davis Convertible Securities Fund              181,787,800           790,579            2,971,402
              Davis Real Estate Fund                         184,548,309         1,307,374            3,962,315

PROPOSAL 3A
To amend fundamental policies regarding diversification

              Davis Growth Opportunity Fund                   75,142,710         1,280,972            3,961,620
              Davis Government Bond Fund                      17,334,776           507,843            1,538,490
              Davis Government Money Market Fund             468,773,115           510,515            1,504,626
              Davis Financial Fund                           410,527,649         7,407,428           16,749,387
              Davis Convertible Securities Fund              145,293,501         2,005,233            2,938,392
              Davis Real Estate Fund                         133,686,806         2,379,030            4,601,799

PROPOSAL 3B
To amend fundamental policies regarding concentration

              Davis Growth Opportunity Fund                   74,622,096         1,239,962            4,523,244
              Davis Government Bond Fund                      17,291,182           398,204            1,691,723
              Davis Government Money Market Fund             468,721,743           565,256            1,501,257
              Davis Financial Fund                           408,851,948         8,374,954           17,457,562
              Davis Convertible Securities Fund              145,105,500         2,148,450            2,983,176
              Davis Real Estate Fund                         133,884,816         1,995,106            4,787,713

PROPOSAL 3C
To amend fundamental policies regarding senior securities

              Davis Growth Opportunity Fund                   74,888,968         1,263,155            4,233,179
              Davis Government Bond Fund                      17,353,853           483,350            1,543,906
              Davis Government Money Market Fund             467,249,664         2,062,646            1,475,946
              Davis Financial Fund                           406,935,048        10,047,380           17,702,036
              Davis Convertible Securities Fund              145,975,389         1,441,654            2,820,083
              Davis Real Estate Fund                         133,929,016         2,038,788            4,699,831

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)
================================================================================

NOTE 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS - (CONTINUED)

                                                                 For              Against              Abstain
---------------------------------------------------------------------------------------------------------------
PROPOSAL 3D
To amend fundamental policies regarding borrowing

              Davis Growth Opportunity Fund                   74,521,360         1,899,744            3,964,198
              Davis Government Bond Fund                      17,184,446           591,524            1,605,139
              Davis Government Money Market Fund             467,118,974         2,143,708            1,525,574
              Davis Financial Fund                           404,368,751        12,439,521           17,876,192
              Davis Convertible Securities Fund              145,012,029         2,393,727            2,831,370
              Davis Real Estate Fund                         133,154,610         2,770,021            4,743,004

PROPOSAL 3E
To amend fundamental policies regarding underwriting

              Davis Growth Opportunity Fund                   74,563,325         1,918,324            3,903,653
              Davis Government Bond Fund                      17,417,678           328,957            1,634,474
              Davis Government Money Market Fund             466,533,130         2,085,976            2,169,150
              Davis Financial Fund                           405,187,258        11,260,939           18,236,267
              Davis Convertible Securities Fund              145,324,596         2,081,056            2,831,474
              Davis Real Estate Fund                         133,250,585         2,663,955            4,753,095

PROPOSAL 3F
To amend fundamental policies regarding investments in commodities and real estate

              Davis Growth Opportunity Fund                   74,657,972         1,742,618            3,984,712
              Davis Government Bond Fund                      17,408,477           369,660            1,602,972
              Davis Government Money Market Fund             466,456,185         2,142,236            2,189,835
              Davis Financial Fund                           405,240,536        11,843,051           17,600,877
              Davis Convertible Securities Fund              145,158,969         2,295,315            2,782,842
              Davis Real Estate Fund                         133,359,909         2,623,481            4,684,245

PROPOSAL 3G
To amend fundamental policies regarding making loans

              Davis Growth Opportunity Fund                   74,228,190         2,193,278            3,963,834
              Davis Government Bond Fund                      17,352,923           458,718            1,569,468
              Davis Government Money Market Fund             466,402,420         2,636,837            1,748,999
              Davis Financial Fund                           403,601,220        13,320,689           17,762,555
              Davis Convertible Securities Fund              144,032,804         3,274,748            2,929,574
              Davis Real Estate Fund                         130,251,282         5,658,240            4,758,113

PROPOSAL 3H
To eliminate the fundamental policy regarding investments in unseasoned issuers

              Davis Growth Opportunity Fund                   74,729,304         1,605,513            4,050,485
              Davis Government Bond Fund                      17,259,124           443,504            1,678,481
              Davis Government Money Market Fund             467,700,895         1,251,340            1,836,021
              Davis Financial Fund                           402,085,739        14,911,199           17,687,526
              Davis Convertible Securities Fund              143,368,886         3,970,584            2,897,656
              Davis Real Estate Fund                         131,921,457         3,899,929            4,846,249

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)
================================================================================

NOTE 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS - (CONTINUED)

                                                                 For              Against              Abstain
---------------------------------------------------------------------------------------------------------------

PROPOSAL 3I
To eliminate the fundamental policy regarding investments in options

              Davis Growth Opportunity Fund                   74,084,030         2,138,739            4,162,533
              Davis Government Bond Fund                      17,323,206           488,419            1,569,484
              Davis Government Money Market Fund             466,337,327         2,659,473            1,791,456
              Davis Financial Fund                           402,865,934        14,670,069           17,148,461
              Davis Convertible Securities Fund              142,947,388         4,512,313            2,777,425
              Davis Real Estate Fund                         131,790,509         4,111,732            4,765,394

PROPOSAL 3J
To eliminate the fundamental policy regarding investments in other investment companies

              Davis Growth Opportunity Fund                   74,429,900         1,750,075            4,205,327
              Davis Government Bond Fund                      17,472,275           336,522            1,572,312
              Davis Government Money Market Fund             468,363,829           666,894            1,757,533
              Davis Financial Fund                           405,072,641        12,333,859           17,277,964
              Davis Convertible Securities Fund              143,746,238         2,422,731            4,068,157
              Davis Real Estate Fund                         130,501,040         5,543,776            4,622,819

PROPOSAL 3K
To eliminate the fundamental policies regarding short selling, margin and arbitrage

              Davis Growth Opportunity Fund                   73,860,449         2,310,811            4,214,042
              Davis Government Bond Fund                      17,110,945           642,215            1,627,949
              Davis Government Money Market Fund             466,719,849         2,307,761            1,760,646
              Davis Financial Fund                           401,671,930        15,629,208           17,383,326
              Davis Convertible Securities Fund              142,854,609         4,700,942            2,681,575
              Davis Real Estate Fund                         131,829,768         4,073,993            4,763,874

PROPOSAL 3L
To eliminate the fundamental policy regarding investing for control

              Davis Growth Opportunity Fund                   74,695,321         1,878,366            3,811,615
              Davis Government Bond Fund                      17,406,778           301,876            1,672,455
              Davis Government Money Market Fund             466,934,734         2,068,296            1,785,226
              Davis Financial Fund                           405,397,727        11,358,104           17,928,633
              Davis Convertible Securities Fund              143,817,594         3,646,505            2,773,027
              Davis Real Estate Fund                         133,140,041         2,778,946            4,748,648

PROPOSAL 3M
To eliminate the fundamental policy regarding investments in companies with affiliated ownership

              Davis Growth Opportunity Fund                   74,161,966         2,050,746            4,172,590
              Davis Government Bond Fund                      17,340,333           593,620            1,447,156
              Davis Government Money Market Fund             466,458,280         2,646,050            1,683,926
              Davis Financial Fund                           405,531,522        10,912,255           18,240,687
              Davis Convertible Securities Fund              141,556,801         5,731,534            2,948,791
              Davis Real Estate Fund                         130,394,181         5,504,602            4,768,852

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)
================================================================================

NOTE 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS - (CONTINUED)

                                                                 For              Against              Abstain
---------------------------------------------------------------------------------------------------------------

PROPOSAL 3P
To eliminate the fundamental policy regarding maturity, restricted securities and investments in oil, gas and minerals

              Davis Government Money Market Fund             466,404,967        2,687,920            1,695,369

PROPOSAL 4
To ratify the selection of KPMG LLP as independent accountants of the Funds

              Davis Growth Opportunity Fund                  104,306,755          972,226            3,024,964
              Davis Government Bond Fund                      21,056,460          175,640            1,157,387
              Davis Government Money Market Fund             487,915,865          352,169            1,617,055
              Davis Financial Fund                           569,114,090        2,968,176            9,932,482
              Davis Convertible Securities Fund              182,706,957          582,606            2,260,218
              Davis Real Estate Fund                         183,490,425        1,963,209            4,364,364

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND
================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                                   SIX MONTHS
                                                      ENDED                        YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 2001    -------------------------------------------------------
                                                   (UNAUDITED)      2000         1999        1998        1997        1996
                                                   -----------      ----         ----        ----        ----        ----
Net Asset Value, Beginning of Period .............   $18.60        $22.17       $21.96      $22.49      $18.93      $17.25
                                                     ------        ------       ------      ------      ------      ------

Income (Loss) From Investment Operations
     Net Investment Loss .........................    (0.05)        (0.11)       (0.10)      (0.09)      (0.10)      (0.13)
     Net Realized and Unrealized Gains (Losses)...    (0.26)         2.22         5.96        0.59        5.34        3.37
                                                     ------        ------       ------      ------      ------      ------
              Total From Investment Operations ...    (0.31)         2.11         5.86        0.50        5.24        3.24
                                                     ------        ------       ------      ------      ------      ------

Distributions
     Distributions from Realized Gains ...........      --          (5.68)       (5.65)      (1.03)      (1.68)      (1.55)
     Return of Capital ...........................      --            --           --          --          --        (0.01)
                                                     ------        ------       ------      ------      ------      ------
              Total Distributions ................      --          (5.68)       (5.65)      (1.03)      (1.68)      (1.56)
                                                     ------        ------       ------      ------      ------      ------
Net Asset Value, End of Period ...................   $18.29        $18.60       $22.17      $21.96      $22.49      $18.93
                                                     ======        ======       ======      ======      ======      ======

Total Return(1)...................................    (1.67)%       11.49%       31.45%       2.32%      27.70%      18.73%

Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted) .....  $91,107       $83,607      $67,871     $52,212     $48,386     $27,158
     Ratio of Expenses to Average Net Assets .....     1.20%*        1.19%        1.29%       1.32%       1.27%       1.49%(2)
     Ratio of Net Investment Loss to
         Average Net Assets ......................    (0.56)%*      (0.59)%      (0.50)%     (0.38)%     (0.58)%     (0.76)%
     Portfolio Turnover Rate(3)...................    26.63%        60.06%      100.30%      18.03%      19.33%      30.55%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.48% for 1996.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
Financial Highlights
DAVIS GROWTH OPPORTUNITY FUND
================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B

                                                     SIX MONTHS
                                                        ENDED                        YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 2001    --------------------------------------------------------
                                                     (UNAUDITED)      2000         1999        1998        1997         1996
                                                     -----------      ----         ----        ----        ----         ----
Net Asset Value, Beginning of Period ..............    $17.05        $20.95       $21.18      $21.88      $18.58       $17.08
                                                       ------        ------       ------      ------      ------       ------

Income (Loss) From Investment Operations
     Net Investment Loss ..........................     (0.12)        (0.23)       (0.26)      (0.26)      (0.25)       (0.27)
     Net Realized and Unrealized Gains (Losses)....     (0.23)         2.01         5.68        0.59        5.23         3.33
                                                       ------        ------       ------      ------      ------       ------
              Total From Investment Operations ....     (0.35)         1.78         5.42        0.33        4.98         3.06
                                                       ------        ------       ------      ------      ------       ------

Distributions
     Distributions from Realized Gains ............        --         (5.68)       (5.65)      (1.03)      (1.68)       (1.55)
     Return of Capital ............................        --            --           --          --          --        (0.01)
                                                       ------        ------       ------      ------      ------       ------
              Total Distributions .................        --         (5.68)       (5.65)      (1.03)      (1.68)       (1.56)
                                                       ------        ------       ------      ------      ------       ------
Net Asset Value, End of Period ....................    $16.70        $17.05       $20.95      $21.18      $21.88       $18.58
                                                       ======        ======       ======      ======      ======       ======

Total Return(1)....................................     (2.05)%       10.57%       30.42%       1.61%      26.82%       17.86%

Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted) ......   $63,565       $66,271      $52,234     $60,587     $61,383      $39,343
     Ratio of Expenses to Average Net Assets ......      2.08%*        2.08%       22.16%      22.10%       2.09%(2)     2.25%(2)
     Ratio of Net Investment Loss to Average
         Net Assets ...............................     (1.44)%*      (1.48)%      (1.37)%     (1.16)%     (1.40)%      (1.52)%
     Portfolio Turnover Rate(3)....................     26.63%        60.06%      100.30%      18.03%      19.33%       30.55%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.08% and 2.24% for 1997 and 1996, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

 *   Annualized



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
Financial Highlights
DAVIS GROWTH OPPORTUNITY FUND
================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C

                                                                                                                AUGUST 15, 1997
                                                                                                                  (INCEPTION
                                                     SIX MONTHS                                                   OF CLASS)
                                                       ENDED               YEAR ENDED DECEMBER 31,                 THROUGH
                                                    JUNE 30, 2001       -----------------------------------       DECEMBER 31,
                                                     (UNAUDITED)         2000          1999           1998           1997
                                                     -----------         ----          ----           ----           ----
Net Asset Value, Beginning of Period ...............    $17.76          $21.62        $21.71         $22.43         $25.56
                                                        ------          ------        ------         ------         ------

Income (Loss) From Investment Operations
     Net Investment Loss ...........................     (0.11)          (0.17)        (0.22)         (0.30)         (0.04)
     Net Realized and Unrealized Gains (Losses).....     (0.26)           1.99          5.78           0.61          (1.41)
                                                        ------          ------        ------         ------         ------
              Total From Investment Operations .....     (0.37)           1.82          5.56           0.31          (1.45)
                                                        ------          ------        ------         ------         ------

Dividends and Distributions
     Distributions from Realized Gains .............        --           (5.68)        (5.65)         (1.03)         (1.68)
                                                        ------          ------        ------         ------         ------
              Total Distributions ..................        --           (5.68)        (5.65)         (1.03)         (1.68)
                                                        ------          ------        ------         ------         ------
Net Asset Value, End of Period .....................    $17.39          $17.76        $21.62         $21.71         $22.43
                                                        ======          ======        ======         ======         ======

Total Return(1).....................................     (2.08)%         10.42%        30.32%          1.48%         (5.66)%

Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted) .......   $19,068         $13,326        $5,041         $3,644         $2,585
     Ratio of Expenses to Average Net Assets .......      2.11%*          2.15%         2.34%(2)       2.27%          22.19%*

     Ratio of Net Investment Loss to
         Average Net Assets ........................     (1.47)%*        (1.55)%       (1.54)%        (1.33)%        (1.51)%*
     Portfolio Turnover Rate(3).....................     26.63%          60.06%       100.30%         18.03%         19.33%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.33% for 1999.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
Financial Highlights
DAVIS GROWTH OPPORTUNITY FUND
================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                                                                                               SEPTEMBER 18, 1997
                                                                                                                    (INCEPTION
                                                     SIX MONTHS                                                      OF CLASS)
                                                       ENDED                YEAR ENDED DECEMBER 31,                  THROUGH
                                                    JUNE 30, 2001       -------------------------------------       DECEMBER 31,
                                                     (UNAUDITED)         2000           1999(4)         1998           1997
                                                     -----------         ----           -------         ----           ----
Net Asset Value, Beginning of Period .............     $18.83           $22.31          $21.96         $22.52         $27.19
                                                       ------           ------          ------         ------         ------

Income (Loss) From Investment Operations
     Net Investment Loss .........................      (0.03)           (0.04)          (0.03)         (0.14)            --
     Net Realized and Unrealized Gains (Losses)...      (0.25)            2.24            6.03           0.61          (2.99)
                                                       ------           ------          ------         ------         ------
              Total From Investment Operations ...      (0.28)            2.20            6.00           0.47          (2.99)
                                                       ------           ------          ------         ------         ------

Dividends and Distributions
     Distributions from Realized Gains ...........         --            (5.68)          (5.65)         (1.03)         (1.68)
                                                       ------           ------          ------         ------         ------
              Total Distributions ................         --            (5.68)          (5.65)         (1.03)         (1.68)
                                                       ------           ------          ------         ------         ------
Net Asset Value, End of Period ...................     $18.55           $18.83          $22.31         $21.96         $22.52
                                                       ======           ======          ======         ======         ======

Total Return(1)...................................      (1.49)%          11.83%          32.16%          2.18%        (10.98)%


Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted) .....     $4,398           $4,176              $5            $73            $94
     Ratio of Expenses to Average Net Assets .....       0.94%*           0.93%           1.06%(2)       1.33%(2)       1.01%*
     Ratio of Net Investment Loss to
         Average Net Assets ......................      (0.30)%*         (0.33)%         (0.26)%        (0.38)%        (0.33)%*
     Portfolio Turnover Rate(3)...................      26.63%           60.06%         100.30%         18.03%         19.33%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.05% and 1.32% for 1999 and 1998, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4) Per share calculations other than distributions were based on average shares outstanding for the period.

*    Annualized


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND

================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                                       SIX MONTHS
                                                         ENDED                     YEAR ENDED DECEMBER 31,
                                                     JUNE 30, 2001   ------------------------------------------------------
                                                      (UNAUDITED)     2000        1999        1998        1997         1996
                                                      -----------     ----        ----        ----        ----         ----
Net Asset Value, Beginning of Period ..............      $5.60       $5.38       $5.90       $5.87       $5.76        $6.00
                                                         -----       -----       -----       -----       -----        -----

Income (Loss) From Investment Operations
     Net Investment  Income .......................       0.13        0.29        0.28        0.29        0.33         0.33
     Net Realized and Unrealized Gains (Losses)....      (0.01)       0.22       (0.48)       0.07        0.11        (0.14)
                                                         -----       -----       -----       -----       -----        -----
              Total From Investment Operations ....       0.12        0.51       (0.20)       0.36        0.44         0.19
                                                         -----       -----       -----       -----       -----        -----

Dividends and Distributions
     Net Investment Income ........................      (0.14)      (0.29)      (0.28)      (0.29)      (0.33)       (0.33)
     Return of Capital ............................         --          --(4)    (0.04)      (0.04)         --        (0.10)
                                                         -----       -----       -----       -----       -----        -----
              Total Dividend and Distributions ....      (0.14)      (0.29)      (0.32)      (0.33)      (0.33)       (0.43)
                                                         -----       -----       -----       -----       -----        -----

Net Asset Value, End of Period ....................      $5.58       $5.60       $5.38       $5.90       $5.87        $5.76
                                                         =====       =====       =====       =====       =====        =====

Total Return(1)....................................       2.23%       9.81%      (3.47)%      6.31%       7.92%        3.40%

Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted) ......    $14,830     $15,548     $18,002     $21,285     $17,589      $18,129
     Ratio of Expenses to Average Net Assets ......       1.22%*      1.27%       1.20%       1.43%       1.27%(2)     1.77%
     Ratio of Net Investment
         Income to Average Net Assets .............       4.83%*      5.33%       5.07%       4.87%       5.82%        5.88%
     Portfolio Turnover Rate(3)....................      72.81%     140.66%     150.54%      18.40%      24.35%       45.50%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.26% for 1997.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4)  Less than $0.005 per share.

 *   Annualized.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND
================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B

                                                      SIX MONTHS
                                                         ENDED                         YEAR ENDED DECEMBER 31,
                                                     JUNE 30, 2001    ---------------------------------------------------------
                                                      (UNAUDITED)      2000         1999         1998         1997         1996
                                                      -----------      ----         ----         ----         ----         ----
Net Asset Value, Beginning of Period .............       $5.58        $5.37        $5.88        $5.86        $5.75        $5.98
                                                         -----        -----        -----        -----        -----        -----

Income (Loss) From Investment Operations
     Net Investment Income .......................        0.12         0.24         0.24         0.27         0.29         0.29
     Net Realized and Unrealized Gains (Losses)...       (0.01)        0.21        (0.48)        0.04         0.11        (0.13)
                                                         -----        -----        -----        -----        -----        -----
              Total From Investment Operations ...        0.11         0.45        (0.24)        0.31         0.40         0.16
                                                         -----        -----        -----        -----        -----        -----

Dividends and Distributions
     Net Investment Income .......................       (0.12)       (0.24)       (0.23)       (0.27)       (0.29)       (0.29)
     Return of Capital ...........................          --           --(4)     (0.04)       (0.02)          --        (0.10)
                                                         -----        -----        -----        -----        -----        -----
              Total Dividend and Distributions ...       (0.12)       (0.24)       (0.27)       (0.29)       (0.29)       (0.39)
                                                         -----        -----        -----        -----        -----        -----


Net Asset Value, End of Period ...................       $5.57        $5.58        $5.37        $5.88        $5.86        $5.75
                                                         =====        =====        =====        =====        =====        =====

Total Return(1)...................................        2.03%        8.80%       (4.12)%       5.38%        7.12%        2.78%

Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted) .....     $22,915      $17,331      $28,344      $36,005      $12,703      $12,959
     Ratio of Expenses to Average Net Assets .....        1.96%*       2.00%        1.95%        2.18%(2)     2.01%(2)     2.53%(2)
     Ratio of Net Investment Income
         to Average Net Assets ...................        4.09%*       4.60%        4.32%        4.13%        5.07%        5.13%
     Portfolio Turnover Rate(3)...................       72.81%      140.66%      150.54%       18.40%       24.35%       45.50%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.17%, 2.00% and 2.52% for 1998, 1997 and 1996,
     respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4)  Less than $0.005 per share.

 *   Annualized.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND
================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C

                                                                                                          AUGUST 19, 1997
                                                                                                             (INCEPTION
                                                     SIX MONTHS                                              OF CLASS)
                                                        ENDED              YEAR ENDED DECEMBER 31,            THROUGH
                                                    JUNE 30, 2001      ---------------------------------     DECEMBER 31,
                                                     (UNAUDITED)        2000          1999          1998        1997
                                                     -----------        ----          ----          ----        ----
Net Asset Value, Beginning of Period .............      $5.60          $5.39         $5.90         $5.88       $5.79
                                                        -----          -----         -----         -----       -----

Income (Loss) From Investment Operations
     Net Investment  Income ......................       0.12           0.24          0.23          0.27        0.08
     Net Realized and Unrealized Gains (Losses)...      (0.01)          0.21         (0.47)         0.04        0.09
                                                        -----          -----         -----         -----       -----
              Total From Investment Operations ...       0.11           0.45         (0.24)         0.31        0.17
                                                        -----          -----         -----         -----       -----

Dividends and Distributions
     Net Investment Income .......................      (0.12)         (0.24)        (0.23)        (0.27)      (0.08)
     Return of Capital ...........................         --             --(4)      (0.04)        (0.02)         --
                                                        -----          -----         -----         -----       -----
              Total Dividend and Distributions ...      (0.12)         (0.24)        (0.27)        (0.29)      (0.08)
                                                        -----          -----         -----         -----       -----


Net Asset Value, End of Period ...................      $5.59          $5.60         $5.39         $5.90       $5.88
                                                        =====          =====         =====         =====       =====

Total Return(1) ..................................       2.01%          8.75%        (4.15)%        5.42%       2.97%

Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted) .....     $6,771         $2,872        $4,791        $8,178        $215
     Ratio of Expenses to Average Net Assets .....       1.98%*         2.07%         1.96%         2.18%       1.97%*(2)
     Ratio of Net Investment Income to
              Average Net Assets .................       4.07%*         4.53%         4.31%         4.12%       5.11%*
     Portfolio Turnover Rate(3) ..................      72.81%        140.66%       150.54%        18.40%      24.35%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.96% for 1997.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4)  Less than $0.005 per share.

*     Annualized


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND
================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                                                                                      SEPTEMBER 1, 1998
                                                                                                         (INCEPTION
                                                        SIX MONTHS                                        OF CLASS)
                                                           ENDED            YEAR ENDED DECEMBER 31,        THROUGH
                                                       JUNE 30, 2001     -----------------------------   DECEMBER 31,
                                                        (UNAUDITED)          2000           1999(3)          1998
                                                        -----------          ----           -------          ----
Net Asset Value, Beginning of Period ................      $5.64            $5.42           $5.92           $5.92
                                                           -----            -----           -----           -----

Income (Loss) From Investment Operations
      Net Investment  Income ........................       0.15             0.31            0.24            0.07
      Net Realized and Unrealized Gains (Losses).....      (0.01)            0.22           (0.40)           0.02
                                                           -----            -----           -----           -----
              Total From Investment Operations ......       0.14             0.53           (0.16)           0.09
                                                           -----            -----           -----           -----

Dividends and Distributions
     Net Investment Income ..........................      (0.15)           (0.31)          (0.30)          (0.07)
     Return of Capital ..............................         --               --(4)        (0.04)          (0.02)
                                                           -----            -----           -----           -----
              Total Dividend and Distributions ......      (0.15)           (0.31)          (0.34)          (0.09)
                                                           -----            -----           -----           -----


Net Asset Value, End of Period ......................      $5.63            $5.64           $5.42           $5.92
                                                           =====            =====           =====           =====

Total Return(1)......................................       2.55%           10.08%          (2.73)%          1.59%

Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted) ........       $224             $117             $17            $352
     Ratio of Expenses to Average Net Assets ........       0.99%*           1.02%           0.92%           1.05%*
     Ratio of Net Investment Income to
              Average Net Assets ....................       5.06%*           5.58%           5.35%           5.25%*
     Portfolio Turnover Rate(2)......................      72.81%          140.66%         150.54%          18.40%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Per share calculations other than distributions were based on average shares outstanding for the period.

(4)  Less than $0.005 per share.

*    Annualized



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT MONEY MARKET FUND
================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASSES A, B, C & Y

                                                  SIX MONTHS
                                                    ENDED                           YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 2001      -----------------------------------------------------------
                                                  (UNAUDITED)        2000         1999         1998          1997         1996
                                                  -----------        ----         ----         ----          ----         ----
Net Asset Value, Beginning of Period ..........      $1.000         $1.000       $1.000       $1.000        $1.000       $1.000
                                                     ------         ------       ------       ------        ------       ------

Income From Investment  Operations
    Net Investment Income .....................        .023           .058         .044         .048          .049         .047

Dividends
    Net Investment Income .....................       (.023)         (.058)       (.044)       (.048)        (.049)       (.047)
                                                     ------         ------       ------       ------        ------       ------
Net Asset Value, End of Period ................      $1.000         $1.000       $1.000       $1.000        $1.000       $1.000
                                                     ======         ======       ======       ======        ======       ======

Total Return(1) ...............................       2.32%          5.91%        4.51%        4.94%         5.02%        4.80%

Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted) ..   $489,570       $559,216     $553,977     $514,474      $464,459     $411,416
     Ratio of Expenses to Average Net  Assets..       0.59%*         0.59%        0.61%        0.61%         0.57%        0.66%
     Ratio of Net  Investment Income to
         Average Net Assets ...................       4.64%*         5.77%        4.52%        4.84%         4.92%        4.72%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

 *   Annualized



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND
================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                                        SIX MONTHS
                                                          ENDED                         YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2001    ---------------------------------------------------------
                                                        (UNAUDITED)      2000        1999         1998          1997        1996
                                                        -----------      ----        ----         ----          ----        ----
Net Asset Value, Beginning of Period .................     $36.30       $29.07      $29.32       $25.68        $18.06      $14.50
                                                           ------       ------      ------       ------        ------      ------

Income (Loss) From Investment Operations
     Net Investment Income (Loss) ....................      (0.03)       (0.06)       0.11         0.09          0.13        0.14
     Net Realized and Unrealized Gains (Losses) ......      (0.82)        9.22       (0.36)        3.55          7.92        4.44
                                                           ------       ------      ------       ------        ------      ------
              Total From Investment Operations .......      (0.85)        9.16       (0.25)        3.64          8.05        4.58
                                                           ------       ------      ------       ------        ------      ------

Dividends and Distributions
     Net Investment Income ...........................         --           --          --           --         (0.13)      (0.15)
     Distributions from Realized Gains ...............         --        (1.91)         --           --         (0.30)      (0.87)
     Distribution in Excess of Net Realized Gains.....         --        (0.02)         --           --            --          --
                                                           ------       ------      ------       ------        ------      ------
              Total Dividend and Distributions .......         --        (1.93)         --           --         (0.43)      (1.02)
                                                           ------       ------      ------       ------        ------      ------


Net Asset Value, End of Period .......................     $35.45       $36.30      $29.07       $29.32        $25.68      $18.06
                                                           ======       ======      ======       ======        ======      ======

Total Return (1) .....................................      (2.34)%      32.16%      (0.85)%      14.17%        44.53%      31.50%

Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted) .........   $644,182     $637,882    $425,584     $460,799      $292,059    $107,579
     Ratio of Expenses to Average Net Assets .........       1.02%*       1.05%       1.04%        1.07%(2)      1.07%       1.15%
     Ratio of Net Investment Income (Loss)
         to Average Net Assets .......................      (0.14)%*     (0.21)%      0.36%        0.34%         0.77%       0.92%
     Portfolio Turnover Rate(3) ......................       6.36%       34.72%      17.55%       11.37%         6.23%      25.78%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.06% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

 *   Annualized.


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND
================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B

                                                     SIX MONTHS
                                                       ENDED                        YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 2001   --------------------------------------------------------
                                                     (UNAUDITED)     2000         1999         1998         1997       1996
                                                     -----------     ----         ----         ----         ----       ----
Net Asset Value, Beginning of Period ............      $34.85       $28.22       $28.71       $25.36       $17.91     $14.41
                                                       ------       ------       ------       ------       ------     ------

Income (Loss) From Investment Operations
     Net Investment Income (Loss) ...............       (0.17)       (0.31)       (0.16)       (0.12)       (0.01)      0.01
     Net Realized and Unrealized Gains (Losses) .       (0.80)        8.87        (0.33)        3.47         7.76       4.37
                                                       ------       ------       ------       ------       ------     ------
              Total From Investment Operations ..       (0.97)        8.56        (0.49)        3.35         7.75       4.38
                                                       ------       ------       ------       ------       ------     ------

Dividends and Distributions
     Net Investment Income ......................          --          --            --           --           --      (0.01)
     Distributions from Realized Gains ..........          --        (1.91)          --           --        (0.30)     (0.87)
     Distribution in Excess of Net Realized Gains          --        (0.02)          --           --           --         --
                                                       ------       ------       ------       ------       ------     ------
              Total Dividend and Distributions ..          --        (1.93)          --           --        (0.30)     (0.88)
                                                       ------       ------       ------       ------       ------     ------

Net Asset Value, End of Period ..................      $33.88       $34.85       $28.22       $28.71       $25.36     $17.91
                                                       ======       ======       ======       ======       ======     ======

Total Return (1) ................................       (2.78)%      31.00%       (1.71)%      13.21%       43.25%     30.29%

Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted) ....    $457,240     $447,199     $376,541     $419,145     $193,257     $8,213
     Ratio of Expenses to Average Net Assets ....        1.93%*       1.95%        1.90%        1.93%(2)     1.97%      2.04%
     Ratio of Net Investment Income
         (Loss) to Average Net Assets ...........       (1.05)%*     (1.11)%      (0.50)%      (0.52)%      (0.12)%     0.19%
     Portfolio Turnover Rate(3) .................        6.36%       34.72%       17.55%       11.37%        6.23%     25.78%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.92% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

 *   Annualized.


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND
================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C

                                                                                                          AUGUST 12, 1997
                                                                                                            (INCEPTION
                                                         SIX MONTHS                                          OF CLASS)
                                                            ENDED            YEAR ENDED DECEMBER 31,          THROUGH
                                                        JUNE 30, 2001    -------------------------------     DECEMBER 31,
                                                         (UNAUDITED)      2000         1999        1998         1997
                                                         -----------      ----         ----        ----         ----
Net Asset Value, Beginning of Period .................     $35.40        $28.63       $29.12      $25.71       $23.76
                                                           ------        ------       ------      ------       ------

Income (Loss) From Investment Operations
     Net Investment Loss .............................      (0.16)        (0.27)       (0.15)      (0.10)          --
     Net Realized and Unrealized Gains (Losses) ......      (0.83)         8.97        (0.34)       3.51         2.25
                                                           ------        ------       ------      ------       ------
              Total From Investment Operations .......      (0.99)         8.70        (0.49)       3.41         2.25
                                                           ------        ------       ------      ------       ------

Dividends and Distributions
     Distributions from Realized Gains ...............         --         (1.91)          --          --        (0.30)
     Distribution in Excess of Net Realized Gains.....         --         (0.02)          --          --           --
                                                           ------        ------       ------      ------       ------
              Total Dividend and Distributions .......         --         (1.93)          --          --        (0.30)
                                                           ------        ------       ------      ------       ------

Net Asset Value, End of Period .......................     $34.41        $35.40       $28.63      $29.12       $25.71
                                                           ======        ======       ======      ======       ======

Total Return (1) .....................................      (2.80)%       31.04%       (1.68)%     13.26%        9.45%

Ratios/Supplemental Data
     Net Assets,  End of Period (000 omitted) ........   $154,095      $142,081      $89,128     $92,513      $19,515
     Ratio of Expenses to Average Net Assets .........       1.89%*        1.93%        1.89%       1.91%        1.93%*
     Ratio of Net Investment Income
         (Loss) to Average Net Assets ................      (1.01)%*      (1.09)%      (0.49)%     (0.51)%      (0.09)%*
     Portfolio Turnover Rate(2) ......................       6.36%        34.72%       17.55%      11.37%        6.23%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

 *   Annualized


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND
================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                                                                                                 MARCH 10, 1997
                                                                                                                  (INCEPTION
                                                        SIX MONTHS                                                 OF CLASS)
                                                           ENDED                YEAR ENDED DECEMBER 31,             THROUGH
                                                       JUNE 30, 2001      -----------------------------------     DECEMBER 31,
                                                        (UNAUDITED)        2000          1999           1998         1997
                                                        -----------        ----          ----           ----         ----
Net Asset Value, Beginning of Period ................     $36.56          $29.21        $29.40         $25.66       $20.32
                                                          ------          ------        ------         ------       ------

Income (Loss) From Investment Operations
     Net Investment Income (Loss) ...................         --(4)        (0.01)         0.20           0.14         0.09
     Net Realized and Unrealized Gains (Losses) .....      (0.84)           9.29         (0.39)          3.60         5.74
                                                          ------          ------        ------         ------       ------
              Total From Investment Operations ......      (0.84)           9.28         (0.19)          3.74         5.83
                                                          ------          ------        ------         ------       ------

Dividends and Distributions
     Net Investment Income ..........................         --              --            --             --        (0.19)
     Distributions from Realized Gains ..............         --           (1.91)           --             --        (0.30)
     Distribution in Excess of Net Realized Gains....         --           (0.02)           --             --           --
                                                          ------          ------        ------         ------       ------
              Total Dividend and Distributions ......         --           (1.93)           --             --        (0.49)
                                                          ------          ------        ------         ------       ------

Net Asset Value, End of Period ......................     $35.72          $36.56        $29.21         $29.40       $25.66
                                                          ======          ======        ======         ======       ======

Total Return (1) ....................................      (2.30)%         32.42%        (0.65)%        14.58%       28.66%

Ratios/Supplemental Data
     Net Assets,  End of Period (000 omitted) .......    $27,192         $22,394        $8,260        $10,453       $3,805
     Ratio of Expenses to Average Net Assets ........       0.87%*          0.89%         0.86%          0.83%(2)     0.79%*
     Ratio of Net Investment Income
         (Loss) to Average Net Assets ...............       0.01%*         (0.05)%        0.54%          0.58%        1.06%*
     Portfolio Turnover Rate(3) .....................       6.36%          34.72%        17.55%         11.37%        6.23%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 0.82% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4)  Less than $0.005 per share.

 *   Annualized



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND
================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                                     SIX MONTHS
                                                        ENDED                          YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 2001       ----------------------------------------------------------
                                                     (UNAUDITED)         2000         1999         1998          1997        1996
                                                     -----------         ----         ----         ----          ----        ----
Net Asset Value, Beginning of Period .............      $23.96          $25.21       $23.76       $25.26        $21.22      $18.22
                                                        ------          ------       ------       ------        ------      ------

Income (Loss) From Investment Operations
     Net Investment Income .......................        0.37            0.80         0.77         0.77          0.67        0.71
     Net Realized and Unrealized Gains (Losses)...       (0.59)          (1.01)        2.22        (1.23)         5.33        4.56
                                                        ------          ------       ------       ------        ------      ------
              Total From Investment Operations ...       (0.22)          (0.21)        2.99        (0.46)         6.00        5.27
                                                        ------          ------       ------       ------        ------      ------

Dividends and Distributions
     Net Investment Income .......................       (0.20)          (0.83)       (0.76)       (0.76)        (0.67)      (0.69)
     Distributions from Realized Gains ...........          --           (0.19)       (0.77)       (0.27)        (1.22)      (1.54)
     Return of Capital ...........................          --           (0.02)       (0.01)       (0.01)        (0.07)      (0.04)
                                                        ------          ------       ------       ------        ------      ------
              Total Dividend and Distributions ...       (0.20)          (1.04)       (1.54)       (1.04)        (1.96)      (2.27)
                                                        ------          ------       ------       ------        ------      ------

Net Asset Value, End of Period ...................      $23.54          $23.96       $25.21       $23.76        $25.26      $21.22
                                                        ======          ======       ======       ======        ======      ======

Total Return (1)..................................       (0.87)%          (0.97)%     12.97%       (1.79)%      28.68%      29.46%

Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted) .....     $98,452         $102,702    $117,308     $132,856      $90,107     $42,841
     Ratio of Expenses to Average Net Assets .....       21.07%*(2)       21.07%      21.12%        1.16%(2)     1.08%(2)    1.05%
     Ratio of Net Investment Income
         to Average Net Assets ...................        3.13%*          3.02%        2.99%        3.27%         3.00%       3.34%
     Portfolio Turnover Rate(3)...................       12.31%          24.50%       32.99%       14.43%        23.68%      43.16%


(1) Assumes hypothetical investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.06%, 1.15% and 1.07% for the six months ended June 30, 2001 and the years ended December 31, 1998 and 1997, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

 *   Annualized



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND
================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:


CLASS B

                                                      SIX MONTHS
                                                         ENDED                        YEAR ENDED DECEMBER 31,
                                                     JUNE 30, 2001    ------------------------------------------------------
                                                      (UNAUDITED)      2000        1999       1998         1997        1996
                                                      -----------      ----        ----       ----         ----        ----
Net Asset Value, Beginning of Period ..............     $23.74        $24.98      $23.55     $25.03       $21.05      $18.14
                                                        ------        ------      ------     ------       ------      ------

Income (Loss) From Investment Operations
     Net Investment Income ........................       0.26          0.55        0.53       0.56         0.44        0.59
     Net Realized and Unrealized Gains (Losses)....      (0.59)        (0.99)       2.22      (1.22)        5.26        4.45
                                                        ------        ------      ------     ------       ------      ------
              Total From  Investment Operations....      (0.33)        (0.44)       2.75      (0.66)        5.70        5.04
                                                        ------        ------      ------     ------       ------      ------

Dividends and Distributions
     Net  Investment Income .......................      (0.14)        (0.59)      (0.54)     (0.54)       (0.44)      (0.56)
     Distributions from Realized Gains ............         --         (0.19)      (0.77)     (0.27)       (1.22)      (1.54)
     Return of  Capital ...........................         --         (0.02)      (0.01)     (0.01)       (0.06)      (0.03)
                                                        ------        ------      ------     ------       ------      ------
              Total Dividend and Distributions ....      (0.14)        (0.80)      (1.32)     (0.82)       (1.72)      (2.13)
                                                        ------        ------      ------     ------       ------      ------

Net Asset Value, End of Period ....................     $23.27        $23.74      $24.98     $23.55       $25.03      $21.05
                                                        ======        ======      ======     ======       ======      ======

Total Return (1)...................................      (1.34)%       (1.86)%     12.01%     (2.62)%      27.35%      28.21%

Ratios/Supplemental Data
     Net Assets, End of Period
         (000 omitted) ............................    $66,501       $71,789     $86,623    $90,827      $35,536      $2,075
     Ratio of Expenses to
         Average Net Assets .......................      22.02%*(2)    22.02%(2)   22.01%      2.04%(2)     2.11%(2)    2.01%(2)
     Ratio of Net Investment Income
         to Average Net Assets ....................       2.18%*        2.08%       2.10%      2.39%        2.09%       2.40%
     Portfolio Turnover Rate(3)....................      12.31%        24.50%      32.99%     14.43%       23.68%      43.16%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.01%, 2.01%, 2.03%, 2.10% and 2.00% for the six months ended June 30, 2001 and the years ended December 31, 2000, 1998, 1997 and 1996, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

 *   Annualized.


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND
================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C

                                                                                                                AUGUST 12, 1997
                                                                                                                  (INCEPTION
                                                      SIX MONTHS                                                   OF CLASS)
                                                        ENDED                 YEAR ENDED DECEMBER 31,               THROUGH
                                                    JUNE 30, 2001       ------------------------------------      DECEMBER 31,
                                                     (UNAUDITED)         2000           1999           1998          1997
                                                     -----------         ----           ----           ----          ----
Net Asset Value, Beginning of Period ..............     $24.06          $25.31         $23.86         $25.36        $24.91
                                                        ------          ------         ------         ------        ------

Income (Loss) From Investment Operations
     Net Investment Income ........................       0.26            0.56           0.55           0.59          0.11
     Net Realized and Unrealized Gains (Losses)....      (0.58)          (1.00)          2.23          (1.26)         1.72
                                                        ------          ------         ------         ------        ------
              Total From Investment operations.....      (0.32)          (0.44)          2.78          (0.67)         1.83
                                                        ------          ------         ------         ------        ------

Dividends and Distributions
     Net  Investment Income .......................      (0.15)          (0.60)         (0.55)         (0.55)        (0.11)
     Distributions from Realized Gains ............         --           (0.19)         (0.77)         (0.27)        (1.22)
     Return of  Capital ...........................         --           (0.02)         (0.01)         (0.01)        (0.05)
                                                        ------          ------         ------         ------        ------
              Total Dividend and Distributions ....      (0.15)          (0.81)         (1.33)         (0.83)        (1.38)
                                                        ------          ------         ------         ------        ------

Net Asset Value, End of Period ....................     $23.59          $24.06         $25.31         $23.86        $25.36
                                                        ======          ======         ======         ======        ======

Total Return (1)...................................      (1.31)%         (1.83)%        11.98%         (2.61)%        7.38%

Ratios/Supplemental Data
     Net Assets, End of Period
         (000 omitted) ............................    $15,894         $15,983        $18,936        $26,406        $6,296
     Ratio of Expenses to
         Average Net Assets .......................       2.02%*(2)       2.01%(2)       2.01%          2.03%(2)      2.08%*(2)
     Ratio of Net Investment Income
         to Average  Net Assets ...................       2.18%*          2.09%          2.10%          2.40%         2.01%*
     Portfolio Turnover Rate(3)....................      12.31%          24.50%         32.99%         14.43%        23.68%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.01%, 2.00%, 2.02% and 2.07% for the six months ended June 30, 2001 and the years ended December 31, 2000, 1998 and 1997, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

 *   Annualized




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND
================================================================================


       The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                                                                                                NOVEMBER 13, 1996
                                                                                                                    (INCEPTION
                                                      SIX MONTHS                                                     OF CLASS)
                                                        ENDED                   YEAR ENDED DECEMBER 31,              THROUGH
                                                     JUNE 30, 2001    -------------------------------------------   DECEMBER 31
                                                      (UNAUDITED)      2000        1999        1998         1997       1996
                                                      -----------      ----        ----        ----         ----       ----
Net Asset Value, Beginning of Period ...............    $24.05        $25.29      $23.84      $25.34       $21.29     $21.39
                                                        ------        ------      ------      ------       ------     ------

Income (Loss) From Investment Operations
     Net Investment Income .........................      0.40          0.86        0.82        0.89         0.69       0.07
     Net Realized and Unrealized Gains (Losses).....     (0.60)        (1.00)       2.25       (1.27)        5.35       1.44
                                                        ------        ------      ------      ------       ------     ------
              Total From  Investment Operations.....     (0.20)        (0.14)       3.07       (0.38)        6.04       1.51
                                                        ------        ------      ------      ------       ------     ------

Dividends and Distributions
     Net  Investment Income ........................     (0.21)        (0.89)      (0.84)      (0.85)       (0.69)     (0.06)
     Distributions from Realized Gains .............        --         (0.19)      (0.77)      (0.27)       (1.22)     (1.54)
     Return of Capital .............................        --         (0.02)      (0.01)         --        (0.08)     (0.01)
                                                        ------        ------      ------      ------       ------     ------
              Total Dividend and Distributions .....     (0.21)        (1.10)      (1.62)      (1.12)       (1.99)     (1.61)
                                                        ------        ------      ------      ------       ------     ------

Net Asset Value, End of Period .....................    $23.64        $24.05      $25.29      $23.84       $25.34     $21.29
                                                        ======        ======      ======      ======       ======     ======

Total Return (1) ...................................     (0.77)%       (0.70)%     13.30%      (1.46)%      28.80%      7.01%

Ratios/Supplemental Data
     Net Assets,  End of Period
         (000 omitted) .............................   $27,838       $28,865     $33,221     $30,536      $36,543     $33,006
     Ratio of Expenses to
         Average Net Assets ........................      0.89%*(2)     0.88%(2)    0.87%       0.86%(2)     0.95%      0.98%*
     Ratio of Net Investment Income
         to Average  Net Assets ....................      3.31%*        3.22%       3.24%       3.57%        3.09%      3.11%*
     Portfolio Turnover Rate(3) ....................     12.31%        24.50%      32.99%      14.43%       23.68%     43.16%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 0.88%, 0.87% and 0.85% for the six months ended June 30, 2001 and the years ended December 31, 2000 and 1998, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

 *   Annualized


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                                         SIX MONTHS
                                                           ENDED                        YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2001    ---------------------------------------------------------
                                                        (UNAUDITED)      2000          1999        1998         1997      1996(1)
                                                        -----------      ----          ----        ----         ----      -------
Net Asset Value, Beginning of Period ..........           $22.06        $18.27        $20.73      $25.41       $21.24     $16.44
                                                          ------        ------        ------      ------       ------     ------

Income (Loss) From Investment  Operations
     Net Investment Income ....................             0.41          0.75          0.78        0.74         0.74       0.71
     Net Realized and Unrealized Gains(Losses)              0.74          3.88         (2.32)      (4.65)        4.51       5.22
                                                          ------        ------        ------      ------       ------     ------
              Total From  Investment Operations             1.15          4.63         (1.54)      (3.91)        5.25       5.93
                                                          ------        ------        ------      ------       ------     ------

Dividends and Distributions
     Net Investment Income ....................            (0.20)        (0.75)        (0.78)      (0.74)       (0.74)     (0.70)
     Distributions from Realized Gains ........               --            --            --          --        (0.27)     (0.25)
     Return of Capital ........................               --         (0.09)        (0.14)      (0.03)       (0.07)     (0.18)
                                                          ------        ------        ------      ------       ------     ------
              Total Dividends and Distributions            (0.20)        (0.84)        (0.92)      (0.77)       (1.08)     (1.13)
                                                          ------        ------        ------      ------       ------     ------

Net Asset Value, End of Period ................           $23.01        $22.06        $18.27      $20.73       $25.41     $21.24
                                                          ======        ======        ======      ======       ======     ======

Total Return (2) ..............................             5.29%        25.76%        (7.55)%    (15.56)%      25.08%     37.05%

Ratios/Supplemental Data
     Net Assets,  End of Period (000 omitted) .         $186,754      $176,123      $147,835    $198,328     $147,488    $32,507
     Ratio of Expenses to Average Net
         Assets ...............................             1.14%*        1.17%(3)      1.21%       1.21%        1.18%      1.32%(3)
     Ratio of Net Investment Income to
         Average Net Assets ...................             3.85%*        3.76%         3.82%       3.40%        3.40%      3.95%
     Portfolio Turnover Rate(4) ...............            14.99%        17.68%        52.22%      19.14%       12.50%     18.60%

(1) Per share calculations other than distributions were based on average shares outstanding during the period.

(2) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(3) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.16% and 1.31% for 2000 and 1996, respectively.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

 *   Annualized



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B

                                                      SIX MONTHS
                                                        ENDED                      YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 2001   ------------------------------------------------------
                                                     (UNAUDITED)     2000       1999         1998         1997      1996(1)
                                                     -----------     ----       ----         ----         ----      -------
Net Asset Value, Beginning of Period ...............    $21.99      $18.21     $20.67       $25.32       $21.19     $16.41
                                                        ------      ------     ------       ------       ------     ------
Income (Loss) From Investment Operations
     Net Investment Income .........................      0.32        0.58       0.61         0.56         0.54       0.56
     Net Realized and Unrealized Gains(Losses) .....      0.72        3.87      (2.32)       (4.63)        4.47       5.21
                                                        ------      ------     ------       ------       ------     ------
              Total From  Investment Operations.....      1.04        4.45      (1.71)       (4.07)        5.01       5.77
                                                        ------      ------     ------       ------       ------     ------

Dividends and Distributions
     Net Investment Income .........................     (0.15)      (0.58)     (0.61)       (0.56)       (0.54)     (0.63)
     Distributions from Realized Gains .............        --          --         --           --        (0.27)     (0.25)
     Return of Capital .............................        --       (0.09)     (0.14)       (0.02)       (0.07)     (0.11)
                                                        ------      ------     ------       ------       ------     ------
              Total Dividend and Distributions .....     (0.15)      (0.67)     (0.75)       (0.58)       (0.88)     (0.99)
                                                        ------      ------     ------       ------       ------     ------

Net Asset Value, End of Period .....................    $22.88      $21.99     $18.21       $20.67       $25.32     $21.19
                                                        ======      ======     ======       ======       ======     ======

Total Return (2) ...................................      4.79%      24.74%     (8.37)%     (16.21)%      23.88%     35.99%

Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted) .......   $91,368     $90,417    $93,585     $143,993     $114,283    $10,919
     Ratio of Expenses to Average Net Assets .......      2.08%*      2.11%      2.06%        2.02%        2.04%      2.22%
     Ratio of Net Investment Income to
     Average Net Assets ............................      2.91%*      2.81%      2.97%        2.59%        2.60%      3.46%
     Portfolio Turnover Rate(3).....................     14.99%      17.68%     52.22%       19.14%       12.50%     18.60%

(1) Per share calculations other than distributions were based on average shares outstanding during the period.

(2) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

 *   Annualized.


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C

                                                                                                                  AUGUST 13, 1997
                                                                                                                    (INCEPTION
                                                                SIX MONTHS                                           OF CLASS)
                                                                  ENDED            YEAR ENDED DECEMBER 31,            THROUGH
                                                              JUNE 30, 2001    ---------------------------------     DECEMBER 31,
                                                               (UNAUDITED)      2000           1999        1998         1997
                                                               -----------      ----           ----        ----         ----
Net Asset Value, Beginning of Period .........................    $22.14       $18.34         $20.81      $25.49       $23.41
                                                                  ------       ------         ------      ------       ------

Income (Loss) From Investment Operations
     Net Investment Income ...................................      0.32         0.58           0.61        0.53         0.18
     Net Realized and Unrealized Gains (Losses) ..............      0.73         3.89          (2.33)      (4.62)        2.42
                                                                  ------       ------         ------      ------       ------
              Total From  Investment Operations ..............      1.05         4.47          (1.72)      (4.09)        2.60
                                                                  ------       ------         ------      ------       ------

Dividends and Distributions
     Net Investment Income ...................................     (0.15)       (0.58)         (0.61)      (0.53)       (0.18)
     Distributions from Realized Gains .......................        --           --             --          --        (0.27)
     Return of Capital .......................................        --        (0.09)         (0.14)      (0.06)       (0.07)
                                                                  ------       ------         ------      ------       ------
              Total Dividend and Distributions ...............     (0.15)       (0.67)         (0.75)      (0.59)       (0.52)
                                                                  ------       ------         ------      ------       ------

Net Asset Value, End of Period ...............................    $23.04       $22.14         $18.34      $20.81       $25.49
                                                                  ======       ======         ======      ======       ======

Total Return(1) ..............................................      4.82%       24.71%         (8.34)%    (16.20)%      11.12%

Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted) .................   $39,051      $36,084        $29,952     $34,336       $8,322
     Ratio of Expenses to Average Net Assets .................      1.98%*       2.03%(2)       2.01%       2.02%        2.03%*
     Ratio of Net Investment Income to Average Net Assets.....      3.01%*       2.90%          3.02%       2.59%        2.56%*
     Portfolio Turnover Rate(3) ..............................     14.99%       17.68%         52.22%      19.14%       12.50%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.02% for 2000.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

 *   Annualized



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                                                                                                    NOVEMBER 8, 1996
                                                                                                                      (INCEPTION
                                                      SIX MONTHS                                                       OF CLASS)
                                                         ENDED                   YEAR ENDED DECEMBER 31,                THROUGH
                                                     JUNE 30, 2001     -------------------------------------------    DECEMBER 31,
                                                      (UNAUDITED)       2000        1999       1998          1997        1996
                                                         ------        ------      ------     ------        ------      ------
Net Asset Value, Beginning of Period .............      $22.20        $18.38      $20.86     $25.56        $21.37      $19.29
                                                        ------        ------      ------     ------        ------      ------

Income (Loss) From Investment  Operations
     Net Investment Income .......................        0.45          0.83        0.80       0.83          0.79        0.13
     Net Realized and Unrealized Gains (Losses)...        0.74          3.91       (2.28)     (4.67)         4.54        2.35
                                                        ------        ------      ------     ------        ------      ------
         Total From  Investment Operations .......        1.19          4.74       (1.48)     (3.84)         5.33        2.48
                                                        ------        ------      ------     ------        ------      ------

Dividends and Distributions
     Net Investment Income .......................       (0.22)        (0.83)      (0.86)     (0.83)        (0.79)      (0.13)
     Distributions from Realized Gains ...........          --            --          --         --         (0.27)      (0.25)
     Return of Capital ...........................          --         (0.09)      (0.14)     (0.03)        (0.08)      (0.02)
                                                        ------        ------      ------     ------        ------      ------
              Total Dividends and Distributions...       (0.22)        (0.92)      (1.00)     (0.86)        (1.14)      (0.40)
                                                        ------        ------      ------     ------        ------      ------

Net Asset Value, End of Period ...................      $23.17        $22.20      $18.38     $20.86        $25.56      $21.37
                                                        ======        ======      ======     ======        ======      ======

Total Return(1) ..................................        5.44%        26.24%      (7.21)%   (15.20)%       25.29%      12.89%

Ratios/Supplemental Data
     Net Assets,  End of Period (000 omitted) ....     $46,683       $43,432     $43,136    $37,054       $27,147     $18,165
     Ratio of Expenses to Average Net Assets .....        0.87%*        0.89%       0.85%      0.83%(2)      1.00%       1.18%*
     Ratio of Net Investment Income to Average
         Net Assets ..............................        4.12%*        4.03%       4.18%      3.79%         3.47%       4.22%*
     Portfolio Turnover Rate(3) ..................       14.99%        17.68%      52.22%     19.14%        12.50%      18.60%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 0.82% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

 *   Annualized


SEE NOTES TO FINANCIAL STATEMENTS

                               Davis Series, INC.
                  2949 East Elvira Road, Tucson, Arizona 85706
================================================================================


             DIRECTORS               OFFICERS
        Wesley E. Bass, Jr.        Jeremy H. Biggs
        Jeremy H. Biggs              Chairman
        Marc P. Blum               Andrew A. Davis
        Andrew A. Davis              President - Davis Convertible Securities
        Christopher C. Davis         Fund, Davis Real Estate Fund & Vice
        Jerry D. Geist               President - Davis Growth Opportunity
        D. James Guzy                Fund, Davis Government Bond Fund, Davis
        G. Bernard Hamilton          Government Money Market Fund, Davis
        Theodore B. Smith, Jr.       Financial Fund
        Christian R. Sonne         Christopher C. Davis
        Marsha Williams              President - Davis Growth Opportunity
                                     Fund, Davis Financial Fund & Vice
                                     President - Davis Government Bond Fund,
                                     Davis Government Money Market Fund,
                                     Davis Convertible Securities Fund & Davis
                                     Real Estate Fund
                                   Creston A. King
                                     President - Davis Government Money
                                     Market Fund & Davis Government Bond
                                     Fund
                                   Kenneth C. Eich
                                     Vice President
                                   Sharra L. Reed
                                     Vice President,
                                     Treasurer &
                                     Assistant Secretary
                                   Thomas D. Tays
                                     Vice President & Secretary


INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706
(800) 279-0279


DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706


TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406


COUNSEL
D'Ancona & Pflaum, LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205


AUDITORS
KPMG LLP
707 Seventeenth Street, Suite 2300
Denver, Colorado 80202


================================================================================
For more information about Davis Series, Inc. including management fee, charges and expenses, see the current prospectus which must precede or accompany this report.
================================================================================

SEMI-ANNUAL REPORT










Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85706
1-800-279-0279
www.davisfunds.com

























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